TRADITIONAL IRA
ROTH IRA
EDUCATION IRA



LOGO                                                      January 1, 1998




1776-A S. Naperville Road, Suite 100 - Wheaton, Illinois, 60187-8133
1-800-MONETTA         www.monetta.com



HOW TO OPEN A MONETTA IRA ACCOUNT


Fill out the appropriate application form at the back of this booklet and mail it, together with your check, to Firstar Trust Company at the address shown on the application.

If you and your spouse are each setting up an IRA, separate accounts will be required for each, even if your spouse's contribution to his or her IRA is based on your compensation (see below). Have your spouse complete a separate application form and return it, along with yours, to Firstar Trust Company.


If you intend to make an IRA contribution for more than one year at this time, please indicate the years and the amount for each year. Note that Roth IRAs and Education IRAs are not available for 1997.


MINIMUM CONTRIBUTION
The initial contribution must be at least $250. Your initial contribution may be divided among the Funds as long as at least $250 is invested in any Fund. Subsequent investments have no minimium. You are not required to make a contribution every year.

CUSTODIAN FEES

         Acceptance fee ..........................................no charge
         Transfer to Successor Trustee ..............................$15.00
         Transfer from Prior Trustee .............................no charge
         Annual maintenance fee .....................................$12.50
         Distribution(s)
         (single annual charge for any number of distributions) .....$15.00
         Refund of Excess Contribution ..............................$15.00
         Systematic Withdrawal Plan Distributions ................no charge
         Telephone Exchanges (unless declined) ..........$5.00 per exchange


      Note: Each IRA account is subject to the above fees, including accounts for spouses and each of multiple accounts for the same participant except that there is a $25.00 maximum annual fee per depositor.


   The $12.50 annual maintenance fee will be charged to each account if not paid before October 15. No maintenance fee will be charged the first year if the account is opened between November 1 and December 31 of that year.


   This booklet is authorized for distribution only when preceded or accompanied by a current Monetta Trust and Monetta Fund, Inc. Prospectus.

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                                    TYPES OF IRAS



   TRADITIONAL IRA
   You qualify to make contributions in any year when you have earnings from employment or self-employment. You qualify even if you are also covered by a retirement program of your employer or a Keogh plan. However, if you and/or your spouse are active participants in such a plan, your deduction for your Traditional IRA contribution may be reduced or eliminated depending on your income. Beginning in 1998, even if your spouse is covered by an employer-sponsored retirement plan, you may be able to deduct some or all of your contributions to an IRA if you are not covered by an employer plan and if the modified adjusted gross income of you and your spouse does not exceed $160,000 (for 1998). A Traditional IRA is any IRA that is not a Roth IRA, SIMPLE IRA or Education IRA. See the Disclosure Statement, Part I, Section
   (2), "Deductible Contributions" and "Nondeductible Contributions" for more information.

   The maximum amount you may contribute to your Traditional IRA for a taxable year is $2,000 or 100% of your earnings from employment or self employment, whichever is less. Alimony and separate maintenance payments are treated as earnings for this purpose.

   You may not contribute to your Traditional IRA for any year if you are over age 70 1/2 before the end of the year.

   If your spouse has less than $2,000 in earned income and you file a joint return, you may jointly contribute up to the lesser of $4,000 or 100% of your combined earned income. The contribution may be divided between your IRA and your spouse's IRA in any way you decide, so long as the portion allocated to either one does not exceed $2,000.



   SEP-IRA
   Your employer may set up a simplified employee pension plan (SEP) and contribute to a Traditional IRA which you have established and the IRA of each other eligible employee. The maximum contribution for each eligible employee is $30,000 or 15% of his or her compensation, whichever is less. The employer contribution must be based on a written formula, which cannot discriminate in favor of officers, shareholders, or self-employed or highly compensated individuals.

   You can have a Regular IRA, even if you have a SEP-IRA, too. See Disclosure Statement, Part I, Section 1(c), "Simplified Employee Pension Plan (SEP-
   IRA)" for more details.

   If you or your employer are interested in establishing a SEP-IRA, call 1-800-MONETTA for the necessary plan document and materials for all eligible employees.



   SIMPLE-IRA
   Up until 1997, employers with up to 25 employees could allow eligible employees to elect to have a portion of their pay withheld and contributed to a special type of SEP-IRA called a "salary reduction SEP," or SAR-SEP. Beginning in 1997, no new SAR-SEPs can be established; and a new type of IRA, called a SIMPLE-IRA, has been made available in its place for employers with up to 100 employees. In a SIMPLE-IRA, you can elect to have up to $6,000 of your compensation in any year withheld and deposited in an IRA, and your employer must generally make an additional contribution to your account as well. SIMPLE-IRAs are otherwise very similar to SEP-IRAs. See Disclosure Statement, Section 1(d), "SIMPLE-IRAs" for more details.

   The Monetta Funds IRA Application and form of IRA custodial account included with these materials cannot be used to open a SIMPLE-IRA. If you or your employer are interested in establishing a SIMPLE-IRA, call 1-800-MONETTA for the necessary forms.



   ROTH IRA
   Beginning in 1998, regardless of your age, you may be able to establish and contribute to a new individual retirement account or annuity called a Roth IRA. Unlike a Traditional IRA, you cannot deduct contributions to a Roth IRA. But, if you satisfy the requirements, earnings grow tax free and withdrawals are tax free. See Disclosure Statement, Part II, "Monetta Funds Roth Individual Retirement Accounts."


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


   Generally, you can contribute to a Roth IRA for a year if you have taxable compensation and your modified AGI is less than the amount shown in the following table:

         Filing Status                             Modified AGI less than

         Married, filing jointly                   $160,000
         Married, filing separately                $ 15,000
          (and living with spouse during the year)
         Single, head of household or              $110,000
         Married, filing separately
          (and not living with spouse at any time during the year)

   You may be able to move (roll over) amounts from either a Traditional IRA or another Roth IRA into a Roth IRA. You must include in your gross income amounts you withdraw from a Traditional IRA that you would have to include in income if you had not rolled them over into a Roth IRA.

   You CANNOT roll over amounts from a Traditional IRA into a Roth IRA during a year if:

         1) Your modified AGI (explained in Disclosure Statement, Part II, Section (2), "Modified Adjusted Gross Income" earlier) for the year is more than $100,000, or

         2) You are married and filing a separate return for the year. See Disclosure Statement, Part II, Section (3), "Rollover to Roth IRAs."

   A Roth IRA that holds assets that have been rolled over from a Traditional IRA is a Roth conversion IRA. You must establish separate Roth IRAs for assets rolled over from a Traditional IRA for each year and your direct contributions to a Roth IRA or a rollover from a Roth IRA.



   EDUCATION IRA
   Beginning in 1998, you may be able to contribute up to $500 each year to an education individual retirement account ("Education IRA") for a child under age 18. Contributions to an Education IRA are not deductible. But if you meet the requirements, earnings grow tax free and withdrawals are tax free. See Disclosure Statement, Part III, "Monetta Funds Education Individual Retirement Accounts."

   Any individual (including the child) can contribute to a child's Education IRA if the individual's modified adjusted gross income (defined below) is less than $110,000 ($160,000 on a joint return). The $500 maximum contribution for each child is gradually reduced if the individual's modified adjusted gross income is between $95,000 and $110,000 (between $150,000 and $160,000 on a joint return). See Contributions, below.

   There is no limit on the number of Education IRAs that can be established designating the same child as the beneficiary. However, total contributions in all Education IRAs for the child during any tax year cannot be more than $500.

   No contributions can be made to an Education IRA on behalf of a child if any amount is contributed during the tax year to a qualified state tuition program on behalf of the same child.



                              ROLLOVERS AND TRANSFERS
   TRADITIONAL IRA ROLLOVERS. If you receive a distribution from the qualified retirement plan of a former employer, you may be eligible to roll over the distribution to a Traditional IRA free of tax. You may, under certain circumstances, make a rollover again to the profit sharing or pension plan of a new employer. If you want to have that right, however, your rollover IRA derived from an employer's qualified plan must be kept separate from any other Traditional IRA you may have. Qualified retirement plans are required to withhold 20% of most distributions to you for payment of income taxes unless your plan balance is transferred directly to an IRA or another qualified plan. This means that a direct transfer may be preferable to a rollover for moving your qualified plan balance to a Monetta Traditional IRA. See "Transfer From a Qualified Retirement Plan to a Monetta Traditional IRA" below.

   You may also make a rollover to a Monetta Traditional IRA from another Traditional IRA. However, a rollover of the same funds from one Traditional IRA to another may be made no more than once during a 12-month period. An amount withdrawn from a SIMPLE-IRA during the first two years of participation may only be rolled over into another SIMPLE-IRA.


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


   Any rollover must be made within 60 days after receipt of the distribution from your employer's qualified plan or your previous Traditional IRA; otherwise, the distribution will be subject to income tax for the year you receive it.

   See Disclosure Statement, Part I, Section 1(b), "Rollovers to Traditional IRAs."

   You may retain part of your rollover but the part retained will be a taxable distribution and may be subject to the penalty tax on premature distributions. See Disclosure Statement, Part I, Section (2), "Penalty Tax on Premature Distributions."



   ROTH IRA ROLLOVERS. You can withdraw all or part of the assets from a Roth IRA and reinvest them (within 60 days) in another Roth IRA. If properly (and timely) rolled over, the 10% additional tax on early withdrawals will not apply. You must roll over into the second Roth IRA the same property you received from the first one. You can roll over part of the withdrawal and keep the rest of it. The amount you keep is a distribution. See Disclosure Statement, Part II, Section 3, "Roth IRA Rollovers and Transfers."

   You can take a distribution from a Roth IRA and roll part or all of it over into another Roth IRA only once in any 1-year period. The 1-year period begins on the date you receive the distribution, not on the date you roll over into the second Roth IRA.



   EDUCATION IRA ROLLOVERS. Any amount withdrawn from an Education IRA and rolled over to another Education IRA for the benefit of the same designated beneficiary or certain members of the designated beneficiary's family is not taxable. An amount is rolled over if it is paid to another Education IRA within 60 days after the date of the withdrawal.

   Only one rollover per Education IRA is allowed during a 12-month period ending on the date of the payment or distribution.



   TRANSFER FROM A QUALIFIED RETIREMENT PLAN TO A MONETTA TRADITIONAL IRA
   You may also make a direct transfer of funds from your employer's qualified retirement plan to a Monetta Traditional IRA. Retirement plans are required to transfer distributions directly to a Traditional IRA if the employee directs, and are also required to withhold 20% of the distribution for taxes if a distribution is not transferred directly to a Traditional IRA or another employer's plan. Generally speaking, these rules regarding direct transfers apply to any distribution that could be rolled over into a Traditional IRA.

   The procedure for making a direct transfer from an employer's retirement plan into a Monetta Traditional IRA is the same as the procedure for a direct transfer from another IRA, discussed below.



   TRANSFER TO A MONETTA IRA FROM ANOTHER IRA
   Instead of receiving a rollover distribution, you may also make a direct transfer of funds from another IRA to a Monetta IRA of the same type. The 12-month restriction on IRA rollovers does not apply to direct transfers. The transfer must be direct from your existing IRA to a Monetta IRA of the same type without your having physical contact with the funds transferred. To make a transfer:

         1)    Follow the procedure for opening an account.

         2) Complete the attached Transfer Form to instruct your present custodian or trustee to transfer the assets of your present account to Firstar Trust Company as successor custodian. Have your signature guaranteed if a guarantee is required by your present custodian.

         3) Send the completed transfer form, along with the Monetta IRA application form, to Firstar Trust Company.

         4) Firstar Trust Company and your present custodian or trustee will complete the details of transferring your funds to your Monetta IRA.

   TELEPHONE EXCHANGE PLAN
   Contributions to your IRA are invested at your election in Monetta Fund, Monetta Small-Cap Equity Fund, Monetta Mid-Cap Equity Fund, Monetta Large-Cap Equity Fund, Monetta Balanced Fund, Monetta Intermediate

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

   Bond Fund, or Monetta Government Money Market Fund. A telephone exchange privilege is available among these funds by making your election on the IRA application.


   TAX BENEFITS
   You may be able to deduct part or all of the yearly contributions to your Traditional IRA from your gross income, depending on whether you and/or your spouse are active participants in a retirement program of your employer or a Keogh plan, and depending on your income. See the Disclosure Statement,
   Part I, Section (2), "Deductible Contributions." You may claim such a deduction even if you do not itemize your deductions. Contributions to a Roth IRA or an Education IRA are not deductible. The Monetta Funds Traditional IRA is in the form of IRS Form 5305-A, which is automatically deemed acceptable by the Internal Revenue Service. The Monetta Funds Roth IRA is in the form of IRS Form 5305-RA and the Monetta Funds Education IRA is in the form of IRS Form 5305-EA. The approval by the IRS relates only to the form of the accounts and not to the merits of using the account as a retirement plan.



   WHEN CAN AN ACCOUNT BE OPENED?
   You can open your account and make a contribution for any year at any time up to the due date of your federal income tax return for that year (excluding extensions). Rollovers and direct transfers from other IRAs or retirement plans can be made at any time during the year, so long as a rollover contribution is made within 60 days after the distribution from the other IRA or retirement plan is received by you. A distribution from a qualified plan may be subject to income tax withholding even if the distribution is rolled over to an IRA. This withholding may be avoided by electing to have your employer plan make a "direct rollover" to a Monetta Traditional IRA. See "Traditional IRA Rollovers" and "Transfer From a Qualified Plan to a Monetta Traditional IRA," above.



   DO I PAY TAX ON DIVIDENDS AND DISTRIBUTIONS?
   No, all dividends and distributions accumulate in your IRA tax-free. Tax is paid when you (or your beneficiary) withdraw your retirement benefits from a Traditional IRA. See the Disclosure Statement, Part I, Section (4), "Income and Penalty Taxes." If you satisfy the requirements, earnings and withdrawals from a Roth IRA or an Education IRA are tax free. See Disclosure Statement, Part II, Section 4, "Roth IRA Distributions."



   WHEN MAY I MAKE WITHDRAWALS
   Withdrawals from a Traditional IRA or a Roth IRA can start after age 59 1/2. Withdrawals from a Traditional IRA must start by April 1 after the end of the year in which you (or your spouse, in the case of a spousal account) reach age 70 1/2. Withdrawals can be made in a lump sum or in installments. You may also purchase an annuity contract from an insurance company with your Traditional IRA account. The Internal Revenue Code imposes complex limits on the length of time over which withdrawals from a Traditional IRA can be made. See the Disclosure Statement, Part I, Section (3), "Distributions from your Traditional IRA." Withdrawals from a Traditional IRA are subject to tax as ordinary income, except for any portion rolled over to another Traditional IRA or considered to be a return of nondeductible contributions. See Disclosure Statement, Part I, Section (4), "Income and Penalty Taxes." Withdrawals from a Roth IRA after you attain age 59 1/2 are not subject to federal income tax. See Disclosure Statement,
   Part II, Section (4) "Roth IRA Distributions"

   Withdrawals from an Education IRA for qualified higher education expenses are not subject to federal income tax. A portion of the withdrawals in a year from an Education IRA in excess of qualified higher education expenses in that year may be taxable and may be subject to a 10 percent additional tax unless on account of the designated beneficiary's disability or death or a scholarship payment received by the designated beneficiary. See Disclosure Statement, Part II, Sections (3) and (4), "Education IRA Distributions" and "Taxation of Education IRA Distribution."



   WHAT IF I MAKE TRADITIONAL IRA OR ROTH IRA WITHDRAWALS BEFORE AGE 59 1/2
   A withdrawal can be made without the 10% additional tax from a Traditional IRA before age 59 1/2 only in case of death or permanent disability, in the case of certain periodic payments, or to pay certain medical expenses (including medical insurance premiums if you are unemployed), certain higher education expenses or expenses to buy, build or rebuild a main home for a first-time home buyer. Otherwise, a withdrawal from a Traditional IRA before age 59 1/2 is a premature withdrawal and is subject to both the regular federal income tax and to an additional tax of 10% of the portion that is included in your income. However, a distribution is not excepted from the 10% additional tax if it is made within 5 years of the first year for which a contribution or a rollover contribution was first made to your Roth IRA. But neither the regular income tax nor the 10% additional tax applies to any portion rolled over to another IRA or considered as a return of your nondeductible contributions. If you make a withdrawal from a


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



   SIMPLE-IRA during the first two years of your participation, the additional tax is 25% instead of 10%. Withdrawals from a Roth IRA before age 59 1/2 are not subject to federal income tax if made on account of the Depositor's disability or death or if for expenses to buy, build or rebuild a main home for a first-time home buyer.



   HOW ARE DISTRIBUTIONS MADE AFTER MY DEATH?
   If you die on or after April 1 of the year after you reach age 70 1/2, the remaining balance of your Traditional IRA will continue to be distributed to your designated beneficiary at least as rapidly as under the method of distribution in effect before your death.

   If you die before April 1 of the year after you reach age 70 1/2, the entire balance of your Traditional IRA account must be distributed by December 31 of the year in which the 5th anniversary of your death occurs. However, distribution need not be made within this 5-year period if your beneficiary receives payments over a period measured by his or her life or life expectancy beginning no later than December 31 of the year following the year in which you die. If the beneficiary is your spouse, those installment payments don't have to begin until the later of December 31 of the year following the year in which you die or December 31 of the year in which you would have reached age 70 1/2.

   In addition, a distribution need not be made within 5 years of your death if your spouse is your beneficiary and he or she elects to treat the entire interest in the IRA (or the remaining part of such interest if distribution has already begun) as his or her own IRA subject to the regular IRA distribution requirements. In such a case, your spouse will be considered to be the covered individual under the IRA and may make his or her own contributions to the IRA, if otherwise eligible.

   If you die before the entire Traditional or Roth IRA account has been distributed to you and your spouse is not your beneficiary, no additional cash contributions or rollover contributions may be accepted by the IRA.

   You have the right to elect the manner in which your life expectancy and the life expectancy of your beneficiary will be calculated. This election must generally be made by the April 1 of the year following the year in which you reach age 70 1/2, and can have a significant effect on your tax and estate planning. Once made, this election cannot be changed.

   If the designated beneficiary of a Monetta Education IRA attains age 30 or dies his or her remaining account balance must be distributed within 30 days to his estate.

   You should consult a qualified tax advisor before deciding who should be your IRA beneficiary and how to calculate life expectancies, particularly if you have a large estate or a substantial balance in your IRA.


   THE MONETTA IRA PLAN IS SPONSORED BY MONETTA FUND AND MONETTA TRUST. THIS BRIEF OUTLINE OF THE PLAN IS NOT INTENDED AS A FULL EXPLANATION OF THE INDIVIDUAL RETIREMENT PLAN, BUT WE HOPE THAT WE HAVE ANSWERED SOME OF THE QUESTIONS THAT OCCUR TO YOU.


               WE URGE YOU TO READ THE ENCLOSED MATERIAL THOROUGHLY.

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                     MONETTA FUNDS INDIVIDUAL RETIREMENT ACCOUNT
                                Disclosure Statement

                                 (January 1, 1998)


   This Disclosure Statement is being given to you to assure that you are informed and understand the nature of an Individual Retirement Account ("IRA"). This disclosure statement explains the rules governing IRAs.

   YOUR RIGHT TO REVOKE THIS IRA. You may revoke this IRA at any time within seven days after the later of the date you received this Disclosure Statement or the day you established this IRA. For purposes of revocation, it will be assumed that you received the Disclosure Statement no later than the date of your check or transfer direction with which you opened your IRA. To revoke the IRA, you must either mail or deliver a notice of revocation to the following address:

   Firstar Trust Company, Custodian
   Monetta Funds
   P. O. Box 701
   Milwaukee, Wisconsin 53201-0701

   If a notice of revocation is mailed, it will be deemed mailed on the date of the postmark (or if sent by certified or registered mail, the date of certification or registration) if it is deposited in the mail in the United States, first class postage prepaid and properly addressed. If you revoke your IRA, you are entitled to a return of the entire amount contributed.


                    I. TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS

                         (1) ELIGIBILITY FOR TRADITIONAL IRA

   IN GENERAL. There are several types of Traditional IRAs. For example, there is a "Regular IRA" to which you may make contributions for yourself or for your spouse. There is a "Rollover IRA" which you can set up to receive assets from a qualified plan, annuity or another Traditional IRA. There is a SEP-IRA (which is also known as a Simplified Employee Pension Plan) to which your employer can make contributions under a Simplified Employee Pension Plan for you. Finally, there is a SIMPLE-IRA (also known as a Salary Incentive Match Plan IRA) which an employer can use for a salary reduction plan. Following is a general description of the rules which apply to each of these types of IRAs and who is eligible to establish them.

   (a) Regular Traditional IRA. You may contribute up to the lesser of $2,000 or 100% of your compensation if you have not reached age 70 1/2 during the taxable year. You may make this contribution even if you or your spouse is an active participant in a qualified employer plan. However, as explained below, the amount of the contribution which you may deduct may be limited. Compensation includes wages, salary, commissions, bonuses, tips, etc.; but does not include income from interest, dividends, or other earnings or profits from property or amounts not includible in your gross income.


   If your spouse's compensation in a year is less than $2,000, your spouse may still be able to make a contribution to an IRA if you file a joint income tax return for the year. Under such an arrangement, you and your spouse may qualify for a total contribution equal to the lesser of $4,000 (beginning in
   1997) or 100% of your combined compensation for the taxable year. You can determine how to divide the contribution between the two accounts but you cannot contribute more than $2,000 annually into either one. While you cannot contribute to your Regular Traditional IRA in the taxable year in which you reach 70 1/2, you can still contribute to your spouse's IRA if he or she has not reached 70 1/2. A spousal IRA does not involve the creation of a joint account. The account of each spouse is separately owned and treated independently from the account of the other spouse.

   For years prior to 1997, the maximum combined contribution to your IRA and your spouse's IRA was $2,250; and a spousal IRA could be established only if your spouse either had no earned income for the year or elected to be treated as having no earned income for this purpose. Your spouse's election for years prior to 1997 is made by claiming a spousal IRA deduction on your tax return.


   (b)   Rollovers  To  Traditional  IRAs.    All   or  a  portion  of  certain
   distributions from qualified retirement plans, annuities, and other Traditional IRAs may be "rolled over" tax-free without regard to the limits on annual contributions to a Regular Traditional IRA, but no deduction is allowed with respect to such a contribution. There are three basic types of rollovers: rollovers from a qualified pension or profit-sharing plan, rollovers from another Traditional IRA, and rollovers from a tax-sheltered annuity. ALL DISTRIBUTIONS MUST BE ROLLED OVER WITHIN 60 DAYS AFTER YOU RECEIVE THE DISTRIBUTION TO RECEIVE TAX-FREE TREATMENT.


   FROM A QUALIFIED PLAN. In general, you may roll over any portion of a distribution that you receive from a qualified employer-sponsored pension or profit-sharing plan (including a 401(k) plan), except that you cannot roll over (1) one of a series of substantially equal periodic payments (such as an annuity), (2) a minimum distribution required to be made after you reach the age of 70 1/2, or (3) the portion of a distribution that represents the return of your own after-tax contributions. If you receive a distribution of property rather than cash, you can sell the property and roll over the sale proceeds, as long as you complete the rollover within 60 days from the original date of distribution.

   If you make a rollover from a qualified employer plan to a Traditional IRA, you may, in turn, under certain circumstances, make a rollover from the Traditional IRA into the qualified plan of a subsequent employer. To preserve that right, however, you must keep the rollover Traditional IRA separate from any other IRA you may have since you cannot make a rollover to an employer plan from a Traditional IRA to which you have made yearly contributions.



   Instead of receiving a distribution from a qualified plan and rolling it over, you may also direct the trustee or custodian of any qualified retirement plan (a "plan") to transfer a distribution from the plan directly to a Traditional IRA. If a distribution from a plan can be rolled over, the plan is required by law to transfer the distribution directly to a Traditional IRA or another plan, if you so direct. If you do not direct the distribution from a plan to be transferred directly to a Traditional IRA or another plan, the plan making the distribution will be required to withhold 20% of the distribution for the payment of income taxes, even if you subsequently complete a rollover of the distribution within 60 days of the distribution.


   Rollover amounts you receive from a qualified employer plan may not be deposited in your spouse's IRA; but if you should die while still a participant in a qualified plan, in certain cases your spouse may be allowed to make a tax-free rollover to an IRA. The amount of the death payout rolled over by a spouse into an IRA may not subsequently be rolled over into another employer's qualified plan or annuity. Beneficiaries other than your spouse are not allowed to roll over distributions they receive after your death.


   FROM ANOTHER IRA. In general, any distribution or withdrawal that you receive from a Traditional IRA can be rolled over into another Traditional IRA within 60 days, except that (1) you cannot roll over the minimum distributions you are required to receive after age 70 1/2, (2) you can only make a rollover from one IRA to another once in any twelve-month period, and
   (3) a distribution from a SIMPLE-IRA that is made within the first two years after you first begin to participate in the SIMPLE-IRA can only be rolled over to another SIMPLE-IRA. You may also request the trustee or custodian of a Traditional IRA to make a direct transfer to the trustee or custodian of another Traditional IRA. Such direct transfers are not limited to one in a twelve month period. Unlike the trustees of qualified retirement plans, trustees of IRAs are not legally required to make direct transfers, but most of them do. Your spouse may generally roll over distributions that he or she receives from your IRA after your death, but no beneficiaries other than your spouse may do so.



   ROLLOVERS FROM TAX SHELTERED ANNUITIES. Tax-sheltered annuity plans, sometimes called "403(b) plans," are a retirement benefit offered by certain governmental and not-for-profit employers, such as schools and hospitals. If you receive a distribution from a tax sheltered annuity plan other than in the form of an annuity, it may generally be rolled over to an IRA under rules similar to those that apply to distributions from qualified employer plans, as described above. As with a rollover distribution from an employer plan, you should keep a rollover from a tax-sheltered annuity plan in a separate IRA account and not make any other contributions to it (including rollovers from other types of plans) if you wish to preserve the right to roll over to another tax-sheltered annuity plan in the future. Distributions from other types of governmental retirement plans may or may not be eligible for a rollover depending on whether the employer has chosen to comply with IRS guidelines. Distributions from voluntary deferred compensation plans maintained by government and not-for-profit employers, sometimes known as "Section 457 plans," are NOT eligible for a rollover to an IRA.


   Strict requirements must be met to qualify for tax-free rollover treatment. You should consult your personal tax advisor in connection with rollovers to and from your IRA.


   (c) Simplified Employee Pension Plan (SEP-IRA). An employer may adopt a SEP-IRA and contribute to your SEP-IRA even if you are covered by another retirement plan. The Code permits an employer to contribute to your SEP-IRA up to 15% of your compensation (computed without regard to the contribution) or $30,000 (or such other amount as may be prescribed by the Secretary of the Treasury), whichever is less. The contributions are deductible by the employer and are generally not includible in your income until you receive distributions. Employer contributions must be made under a written allocation formula which cannot discriminate in favor of so-called "highly compensated employees" (as defined in the Code). Employer contributions are considered discriminatory unless they bear a uniform relationship to the first $160,000 of each participant's compensation (in 1998).

   An employer must cover each employee who has attained age 21 and has performed service for the employer during at least three of the immediately preceding five calendar years, and has received at least $400 in compensation in the tax year, employees covered by certain collective bargaining agreements, and certain nonresident aliens may be excluded. "Leased employees" (i.e., those individuals who are not the employer's employees but are hired through a "leasing organization," are under the primary direction or control of the employer, and who provide services on a substantially full-time basis for at least one year) must be treated as regular employees for the purposes of making SEP-IRA contributions, unless the leasing organization provides prescribed minimum pension benefits to the leased employees. Any SEP-IRA contribution made by the leasing organization attributable to services performed for the employer may be used to reduce the employer's contribution to a leased employee's SEP-IRA.

   If the SEP-IRA is part of a top-heavy plan as defined in the Code, the employer must make a minimum contribution to each non-key employee's SEP-IRA for each year that the plan is top-heavy. Generally, a plan is top-heavy if the aggregate of the accounts of key employees as defined in Code Section 416 (i.e., certain officers, owners, and highly compensated individuals) exceeds 60% of the aggregate of the accounts of all employees. If the employer maintains more than one plan, such plans may, or under certain circumstances must, be aggregated for purposes of determining whether the SEP-IRA is top-heavy.

   Generally, the minimum contribution required to be made to the SEP-IRA of each non-key employee in a top-heavy year is 3% of the employee's compensation.



   (d) SIMPLE-IRAs. For years before 1997, employers with up to 25 eligible employees could establish a SEP which would allow employees to elect to have a portion of their pay withheld and contributed to a special type of SEP-IRA called a "salary reduction SEP," or SAR-SEP. New SAR-SEPs cannot be established after 1996, however, SAR-SEPs that were in existence on December 31, 1996, can remain in existence and continue to receive contributions in future years, including contributions for new employees. Beginning in 1997, employers with up to 100 eligible employees can establish SIMPLE plans and make contributions to SIMPLE-IRAs. In a SIMPLE-IRA, you can elect to have up to $6,000 of your compensation in any year reduced and deposited in an IRA and your employer must generally make an additional contribution to match the amount that you have withheld, up to a maximum of 3% of your compensation. The employer may elect to lower the maximum matching contribution to as low as 1% in some years but may not lower the maximum match in more than two years out of every five. The employer may also elect to make a contribution equal to 2% of compensation for all eligible employees in any year instead of making matching contributions. All employees who have been paid at least $5,000 in two prior years and expect to be paid $5,000 in the current year must be eligible to participate (excluding nonresident aliens and union workers whose collective bargaining agreement does not provide for them to participate). SIMPLE-IRAs are otherwise very similar to SEP-IRAs.

   Although SEP-IRAs and SIMPLE-IRAs are primarily intended to be adopted by employers for the benefit of their employees, these types of IRAs can also be established by a self-employed person for his own benefit, which may enable him to make a larger deductible contribution than would be permitted using a regular traditional IRA. The rules governing SEP-IRAs and SIMPLE-IRAs are complex. We suggest that you discuss them with your tax advisor.

   You may contribute to a Regular Traditional IRA even if you participate in a SEP-IRA or SIMPLE-IRA (although the deductibility of your contribution may be limited as described below). Except when otherwise noted, your SEP-IRA or SIMPLE-IRA generally is subject to the rules governing a Traditional IRA. Your rights to withdraw amounts held in a SEP-IRA or SIMPLE-IRA cannot be restricted by your employer.



                        (2) CONTRIBUTIONS TO TRADITIONAL IRA

   IN  GENERAL.  As  explained  in  this  part,  the  amount  of  your  Regular
   Traditional IRA contributions which you can deduct is subject to limits. All contributions and transfers to your Monetta Traditional IRA must be in cash, except that a rollover contribution may be made either in cash or in shares of the Monetta Funds. Contributions to your or your spouse's Regular Traditional IRA may be made up to the due date for filing your tax return for the taxable year (excluding extensions thereof) for which the contributions are made even if you file before the due date. In making contributions, you must indicate the tax year to which the contribution applies. If no tax year is designated, the custodian will assume that the contribution is intended to apply to the calendar year in which it is received. The time limit for designating the applicable tax year is April
   15. Contributions made by an employer to your SEP-IRA or SIMPLE-IRA for a year may be made no later than the due date of your employer's tax return (including extensions) for the year. In making a SEP-IRA or SIMPLE-IRA contribution, the tax year to which the contribution relates must also be specified or it will be deemed to relate to the calendar year in which it is received. In a SEP-IRA or SIMPLE-IRA, this designation of the tax year of a contribution must be made by the due date for contributions described above.



   DEDUCTIBLE CONTRIBUTIONS. If you are single and are not an "active participant" in a retirement plan maintained by your employer, you can deduct the full amount of your Traditional IRA contribution up to the lesser of $2,000 or 100% of your compensation for the year. If you are married, you can, generally, deduct the full amount of your Traditional IRA contribution so long as you are not an "active participant" in a retirement plan maintained by your employer. Employer plans include qualified pension, profit-sharing, stock bonus or money purchase plans, 401(k) plans, SEP-IRAs, SIMPLE-IRAs, qualified annuity plans, tax-sheltered annuities, and pension or retirement plans of governmental agencies (but not voluntary deferred compensation plans known as "Section 457 plans"). In general, you are considered to be an active participant in an employer plan if an employer contribution or forfeiture was credited to your account during the year in the case of a defined contribution plan or, in the case of a defined benefit plan, you are eligible to participate even if you choose not to, did not make a minimum required contribution or did not perform the minimum service required to accrue a benefit for the year. You are considered to be an active participant in a plan if you make a contribution to the plan during a year even if your employer does not. For active participation, it does not matter whether any interest you have in a plan is vested or unvested.

   If you are an active participant in a plan, the amount of the deduction you can claim for an IRA contribution is reduced or totally denied depending upon the amount by which your modified adjusted gross income for the year exceeds the "applicable dollar amount." For 1998, the applicable dollar amount is $30,000 for a single person and $50,000 for married individuals filing a joint tax return. If you are married but are filing separate tax returns, your applicable dollar amount is $0. Your modified adjusted gross income for a taxable year is the adjusted gross income on your federal tax return for that year reduced by any income resulting from an IRA (other than a Roth IRA) or the conversion of an IRA (other than a Roth IRA) to a Roth IRA and increased by any foreign-earned income exclusion, foreign housing exclusion or deduction, exclusion of adoption expenses and exclusion of series EE bond interest shown on Form 8815.

   If your modified adjusted gross income exceeds your applicable dollar amount you may not deduct any portion of your Traditional IRA contribution. However, if you are married and filing jointly, and your modified adjusted gross income exceeds the applicable amount by between $0 and $10,000, you
   can  claim a tax deduction for  part  of your maximum contribution.   To
   determine the amount of the deduction, follow these steps. First, determine the amount of the contribution you can make ("contribution limit"). If, for example, you have compensation in excess of $2,000, your contribution limit is a $2,000 contribution to your Regular Traditional IRA. Next, subtract your modified adjusted gross income from your applicable dollar amount. Multiply this difference by 20 percent and round the result up to the next higher multiple of $10 to determine the amount of your IRA contribution which is deductible.

         EXAMPLE. Depositor who is not married participates in an employer sponsored retirement plan and has modified adjusted income of $24,000 for the tax year. Depositor makes a contribution of $2,000 to his Regular Traditional IRA for the year. His deductible amount is .20 ($30,000 - $24,000) = $1,200. The remainder of his IRA contribution is non-deductible.

   Beginning in 1998, even if your spouse is covered by an employer-sponsored retirement plan, you may be able to deduct all of your contributions to an IRA if you are not covered by an employer plan. The deduction is still limited to $2,000, which must be reduced if your modified adjusted gross income on a joint return is more than $150,000 but less than $160,000. Your deduction is eliminated on a joint return if your modified adjusted income is $160,000 or more. Modified adjusted gross income is your adjusted gross income before taking any deduction for your IRA contributions, foreign earned income exclusion, foreign housing exclusion or deduction or exclusion of series EE bond interest as shown on Form 8815.

   Your reduction is calculated by subtracting $150,000 from your modified adjusted gross income and dividing the result by $10,000 and multiplying the result by your contribution amount. The amount you can deduct is your contribution limit minus the amount of your reduction. See IRS Publication 590 for further information about how to calculate the deductible amount.



   NONDEDUCTIBLE CONTRIBUTIONS. Even though you may not be entitled to claim a deduction for contributions to your Regular Traditional IRA, you are still allowed to make the contributions to the extent described in "Regular Traditional IRA" above. To the extent that the amount of your contribution exceeds the deduction limit, it is considered a nondeductible contribution. Earnings on these contributions are not taxed until distributed, just like the earnings on deductible contributions. It may, therefore, be worthwhile making nondeductible contributions.

   You are required to report the amount of your nondeductible contributions on Form 8606 and attach it to your federal income tax return. If you overstate the amount of your nondeductible contributions on Form 8606, you may be liable for a tax penalty of $100 per overstatement.



                    (3)  DISTRIBUTIONS FROM YOUR TRADITIONAL IRA



   DISTRIBUTION DURING YOUR LIFE. The law permits distributions to be made from a Traditional IRA at any time after you attain age 59 1/2 without payment of a 10% additional tax and requires that distributions commence no later than April 1 following the calendar year in which you attain age 70 1/2. Distributions may be in the form of a single payment or, in accordance with regulations, in substantially equal monthly, quarterly, or annual payments over your life or the joint lives of you and your designated beneficiary, or over a period certain not extending beyond your life expectancy or the joint and last survivor life expectancy of you and your designated beneficiary. You may also purchase an individual retirement annuity contract from an insurance company with all or part of your Traditional IRA account which would permit you to receive payments for life. However, if your beneficiary is not your spouse, the law imposes an additional requirement called the minimum distribution incidental benefit requirement. In general, this requirement puts a further limit on the maximum payout period which applies if your beneficiary is 10 or more years younger than you. This further limit is based on a table in the income tax regulations; and if this limit applies to you, you should consult your tax advisor to determine your minimum distribution.

   If you direct distributions over your life or the joint lives of you and your designated beneficiary, the Custodian will use your Traditional IRA balance to purchase an immediate annuity contract from an insurance company you choose and your payments will be made under the annuity. You must provide a completed annuity application from the insurance company of your choosing.

   Any distribution instruction for your Traditional IRA must specify the reason for the distribution. Examples of such reasons are: premature distributions (i.e., distributions before age 59 1/2), rollovers, disability, death, normal (59 1/2 or over), excess contribution returns, and other.



   DISTRIBUTIONS AFTER YOUR DEATH. If you die after the April 1 after you reach age 70 1/2 but before the entire amount of your Traditional IRA has been distributed to you, the balance of your Traditional IRA must be distributed to your designated beneficiary at least as rapidly as under the method of distribution in effect before your death.

   If you die before the April 1 following the year in which you reach age 70 1/2, the entire balance of the account must be distributed by December 31 of the year in which the 5th anniversary of your death occurs. However, distribution need not be made within this 5-year period if your beneficiary receives payments over a period measured by his or her life or the life expectancy beginning no later than December 31 of the year following the year in which you die. If the beneficiary is your spouse, those installment payments don't have to begin until the later of December 31 of the year following the year in which you die or December 31 of the year in which you would have reached age 70 1/2. In addition, a distribution need not be made within 5 years of your death if your spouse is your beneficiary and he or she elects to treat the entire interest in the Traditional IRA (or the remaining part of such interest if distribution has already begun) as his or her own Traditional IRA subject to the IRA distribution requirements. In such a case, your spouse will be considered to be the covered individual under the IRA and may make Regular IRA contributions to it. If you die before the entire Traditional IRA has been distributed to you and your spouse is not your beneficiary, no additional cash contributions or rollover contributions may be accepted by the IRA.



   CALCULATIONS OF LIFE EXPECTANCY. As discussed above, the minimum amount that you or your beneficiary must withdraw from your IRA is in many cases determined by your life expectancy or your beneficiary's life expectancy. In general, life expectancies are determined based on actuarial tables issued by the IRS in the year and are recalculated in each year in which you or your beneficiary is required to receive a distribution. If you die before reaching age 70 1/2 and your beneficiary is your surviving spouse, your spouse will also generally redetermine his or her life expectancy for each year. Recalculating your or your spouse's life expectancy each year will ordinarily result in a lower required annual distribution. However, it can also result in an acceleration of the amount that must be distributed, and the tax that must be paid, when you or you and your primary beneficiary die. To avoid this, you (or your surviving spouse) may elect, instead, to calculate your life expectancy at the time that you are required to begin receiving mandatory distributions. This election must be made before the date on which mandatory distributions must begin, and can't be changed after that date. Accordingly, if you have a substantial balance in your account, it is very important that you consult a qualified tax advisor BEFORE you are required to begin receiving distributions.

   An employer cannot prohibit withdrawals from a SEP-IRA or a SIMPLE-IRA. Generally, SEP-IRAs or SIMPLE-IRAs are subject to the same distribution rules as Traditional IRAs.



                            (4) INCOME AND PENALTY TAXES



   INCOME TAX TREATMENT. Income tax on deductible contributions made to a Traditional IRA and on earnings on both deductible and nondeductible IRA contributions is generally deferred until you receive distributions. If you have made both deductible and nondeductible contributions to one or more Traditional IRAs you maintain, a portion of each distribution you receive from any Traditional IRA (whether or not it is the one to which you made nondeductible contributions) will be considered to be a return of nondeductible contributions and, therefore, not included in your income for tax purposes. The balance of each distribution will be taxed as ordinary income regardless of its original source. The amount of any distribution which is considered to be a return of nondeductible contributions (and, therefore, not taxed) is determined by multiplying the amount of the distribution by a fraction. The numerator of the fraction is the aggregate amount of nondeductible contributions you have made to all of your IRAs over the years, and the denominator is the balance in all your IRAs at the end of the year (after adding back any distributions you received during the year). The aggregate amount which can be excluded from income for all years cannot exceed the amount of nondeductible contributions that you made in those years.

   Taxable distributions from your account are taxed as ordinary income regardless of their original source. They are not eligible for special tax treatment that may apply to lump sum distributions from qualified employer plans.



   ADDITIONAL TAX ON PREMATURE DISTRIBUTIONS. Your Traditional IRA is intended to provide income for you upon retirement. Accordingly, the law generally imposes an additional tax on premature distributions. If you receive a taxable distribution from the IRA before reaching age 59 1/2 and do not roll it over, a nondeductible 10% additional tax will be imposed on the portion of the distribution which is included in your gross income. (If you withdraw funds from a SIMPLE-IRA within the first two years after you begin to participate, the additional tax is 25% rather than 10%.) This additional tax is in addition to any income tax you must pay on the distribution itself. The additional tax does not apply to the extent that the distribution is considered a return of nondeductible contributions or a return of an excess contribution which is permitted tax-free (see below). The additional tax also will not apply if the distribution is made due to your permanent disability or death or if the distribution is one of a series of substantially equal periodic payments made over your life (or life expectancy) or over the joint lives (or life expectancies) of you and your beneficiary. Beginning in 1997, the penalty does not apply to certain withdrawals used to pay medical insurance premiums after you have been unemployed for at least 12 weeks, or certain large medical bills. Beginning in 1998, the 10% penalty tax does not apply to the qualified higher education expenses or for qualified first-time home buyer distributions. You do not have to pay the additional 10% tax on amounts you withdraw from a Traditional IRA up to the amount that you pay for unreimbursed medical expenses that are more than 7 1/2% of your adjusted gross income. You may not have to pay the 10% excise tax on amounts you withdraw from your Traditional IRA that do not exceed the amount you paid during the year for medical insurance for yourself, your spouse and your dependents if you
   (1) lost your job, (2) received unemployment compensation for 12 consecutive weeks, (3) made the withdrawals during the year you received the unemployment compensation or the following year, and (4) make the withdrawals no later than 60 days after you have been reemployed. A distribution which a qualified first-time homebuyer uses to buy, build, or rebuild the main home of a first-time homebuyer is not subject to the 10% additional tax. A qualified first-time home buyer may be the person for whom the Traditional IRA was set up, the spouse of that person, or the child, grandchild, or ancestor of that person or that person's spouse.



   CONTRIBUTION LIMIT. The contribution limit for Roth IRAs depends on whether you contribute only to Roth IRAs or to both Traditional IRAs and Roth IRAs. If you contribute only to Roth IRAs, the contribution limit is the lesser of $2,000 or your taxable compensation. If your modified AGI is above a certain amount, you may have to reduce this limit, as explained later in Contribution limit reduced. If you contribute to both Roth IRAs and Traditional IRAs established for your benefit, the contribution limit for

   Roth IRAs must be reduced by all contributions for the year to all Traditional IRAs. If your modified AGI is above a certain amount, you may have to reduce this limit as explained next.


   PENALTY TAX FOR EXCESS CONTRIBUTIONS. Contributions to an IRA above the permissible limits are nondeductible and are subject to an annual nondeductible excise tax of 6% of the amount of such excess contributions for each year that the excess is not withdrawn or eliminated. The tax is paid by the person to whom a deduction is allowed or, in the case of a Rollover IRA, by the person for whose benefit it is established. If the person who contributed the excess takes no deduction for it and withdraws the excess amount plus the net earnings attributable to such excess on or before the due date (including extensions) for filing the Federal income tax return for the year for which the contribution was made, the 6% excise tax will not be applied but the 10% tax on premature distributions will be applied to the amount of net earnings. Generally, if the excess is withdrawn after the due date (including extensions) for filing the tax return for the year for which the contribution was made, not only will the excess contribution be subject to the 6% excise tax, but the amount of such excess and the net income attributable to it will also be includible in income; and if you have not attained the age of 59 1/2 or are not disabled, you will also be subject to the previously mentioned 10% penalty tax on premature distributions. The law provides, however, that if an individual has made a contribution to an IRA for a year which does not exceed $2,000 (excluding rollover amounts), all or part of which is an excess contribution for which he did not claim a deduction, and he does not correct the excess contribution before the due date (including extensions) for filing his tax return for the year, he nevertheless may withdraw the excess amount contributed (without the net income attributable thereto) at any time without incurring the 10% penalty tax on premature distributions or being required to include the amount withdrawn in income. The 6% excise tax will be imposed even in this special situation for the year of the excess contribution and each subsequent year until the excess is withdrawn or eliminated.

   The rules discussed above generally apply to SEP-IRAs and SIMPLE-IRAs as well. The law also allows you to withdraw tax-free and without penalty an excess contribution, regardless of the amount, made with respect to a rollover contribution (including an attempted rollover contribution), if the excess contribution occurred because you reasonably relied on erroneous information required to be supplied by the plan, trust or institution making the distribution that was the subject of the rollover.

   As an alternative to withdrawing excess contributions made to an IRA, such amounts may be eliminated by making reduced contributions; however, you will be required to pay the 6% excise tax on the amount of the excess for the year of the contribution and for each subsequent year until the amount of the excess is deducted in a later year for which you have not contributed the maximum deductible amount. If a contribution is made to your account in an amount less than the permissible limit in order to correct an excess contribution for a previous year for which you did not claim a deduction, you may, under certain circumstances, taking into account the limits on contributions, be allowed to treat the amount of the reduction in the current year's contribution as an additional contribution for the current taxable year.


   PENALTY TAX FOR UNDER-DISTRIBUTION. If after April 1 following the year in which you attain age 70 1/2, the amount distributed from your Traditional IRA is less than the minimum amount required by law to be distributed, a 50% excise tax may be imposed on any such deficiency. The minimum amount required by law to be distributed is generally based on your life expectancy or the joint and survivor life expectancy of you and your beneficiary. However, if your beneficiary is not your spouse, the law imposes an additional requirement which is called the minimum distribution incidental benefit requirement. In general, this requirement is designed to prevent you from naming a beneficiary who is much younger than yourself in order to extend your payout period. You should consult your tax advisor to determine your maximum distribution.


   The  Internal   Revenue  Service  may  waive  the  penalty  tax  for  under-
   distribution if the deficiency was due to reasonable error and reasonable steps are being taken to correct the deficiency.


   PROHIBITED TRANSACTIONS AND PLEDGING ACCOUNT ASSETS. If during any taxable year you or another disqualified person engages in a so-called "prohibited transaction" with respect to your IRA, the account will lose its tax-exempt status. In this event, the fair market value of all account assets, valued as of the first day of such taxable year, will be deemed distributed to you and includible in your gross income. These prohibited transactions would include you or another disqualified person borrowing money from your account, selling property to it, receiving unreasonable compensation for managing it, using it as security for a loan and buying property for personal use with IRA funds. For example, if you pledge your account or any portion thereof as security for a loan, such pledged portion will be deemed distributed to you and, to the extent that it does not represent a return of nondeductible contributions, is includible in your gross income. If you have not yet attained age 59 1/2, the 10% or 25% penalty tax on premature distributions discussed above will also apply. If your spouse engages in a prohibited transaction with respect to his or her account, the results will be the same. Examples of disqualified persons who cannot have dealings with your IRA include your fiduciary and members of your family (spouse, ancestor, lineal descendant and any spouse of a lineal descendant).

   Generally, SEP-IRAs and SIMPLE-IRAs are subject to the same tax treatment as Traditional IRAs. However, the excise tax on early distributions from a SIMPLE-IRA, which occur within the two-year period beginning on the first day on which the individual first participated in his or her employer's SIMPLE plan, is 25% instead of 10%. Also, if a rollover distribution (or transfer) from a SIMPLE-IRA to an IRA which is not a SIMPLE-IRA within the two-year period beginning on the first day on which the individual first participated in his or her employer's SIMPLE plan, the additional tax on premature distributions is increased from 10% to 25% of the amount distributed (or transferred).

                II. MONETTA FUNDS ROTH INDIVIDUAL RETIREMENT ACCOUNTS



                            (1)  ELIGIBILITY FOR ROTH IRA

   IN GENERAL. Beginning in 1998, regardless of your age, you may be able to establish and contribute to a new kind of individual retirement account or annuity called a Roth IRA. Unlike a Traditional IRA, you cannot deduct contributions made to a Roth IRA. But if you satisfy the requirements, earnings grow tax free and withdrawals are tax free.

   You can contribute to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than the amount shown for your filing status below. You may also contribute to a Roth IRA for your spouse provided that the contributions satisfy the spousal IRA limit and your modified adjusted gross income is less than the amount shown below.



                           (2)  CONTRIBUTIONS TO ROTH IRA

   For the purpose of determining whether you (and your spouse) are eligible to contribute to a Roth IRA, compensation includes wages, salaries, tips, professional fees, bonuses, and other amounts received for providing personal services. It also includes commissions, self-employment income, and taxable alimony and separate maintenance payments.



   MODIFIED ADJUSTED GROSS INCOME.   Your  modified adjusted gross income is as
   shown on your federal income tax return, for the year with respect to which the contribution to the Roth IRA is made, modified as follows:

         (1) Subtract any income resulting from a rollover from a Traditional IRA into a Roth IRA or a conversion of a Traditional IRA to a Roth IRA.

         (2)   Add the following deduction and exclusions:

               (a)   Foreign earned income exclusion.

               (b)   Foreign housing exclusion or deduction.

               (c)   Exclusion of series EE bond interest shown on Form 8815.

               (d)   Exclusion of adoption expenses.



   CONTRIBUTION LIMIT. The contribution limit for Roth IRAs depends on whether you contribute only to Roth IRAs or to both Traditional IRAs and Roth IRAs.

   If you contribute only to Roth IRAs, the contribution limit is the lesser of $2,000 or your taxable compensation. If your modified adjusted gross income is above a certain amount, you may have to reduce this limit, as explained below.

   If you contribute to both Roth IRAs and Traditional IRAs established for your benefit, the contribution limit for Roth IRAs must be reduced by all contributions for the year to all Traditional IRAs.

   If your modified adjusted gross income is above a certain amount, your contribution limit is gradually reduced. Read the next section to see if this applies to you.



   CALCULATING YOUR REDUCED CONTRIBUTION  LIMIT.   If  your  modified  adjusted
   gross income is within the range shown in the following table for your filing status, you must calculate your reduced contribution limit.

         If your filing status is:           And your modified AGI is between:

         Married filing jointly              $150,000 and $160,000

         Married filing separately
         and you lived with your             $0 and $15,000
         spouse during the year

         Single, head of household,          $95,000 and $110,000
         or married filing separately
         and you did not live with
         your spouse at any time
         during the year.



   REDUCED CONTRIBUTION LIMIT.

         (1)   Start with your modified adjusted gross income.

         (2)   Subtract from the amount in (1)

               (a)   $150,000 if filing a joint return.

               (b) $0 if married filing a separate return, and you lived with your spouse at any time during the year.

               (c) $95,000 if single, head of household, or married filing separate return, and you lived apart from your spouse the entire year.

         (3) Divide the result in (2) by $15,000 ($10,000 if filing a joint return).

         (4)   Multiply  your  contribution  limit  (before  reduction  by this
               adjustment   but   after  reduction  for  any  contributions  to
               Traditional IRAs) by the result in (3).

         (5) Subtract the result in (4) from your contribution limit before this reduction. The result is your reduced contribution limit.

               Round your reduced contribution limit up to the nearest $10. If your reduced contribution limit is more than $0, but less than $200, increase the limit to $200.

         EXAMPLE. You are a single individual with taxable compensation of $113,000. You want to make the maximum allowable contribution to your Roth IRA for 1998. Your modified adjusted gross income for 1998 is $100,000. You have not contributed to any Traditional IRA, so your contribution limit before the modified adjusted gross income reduction is $2,000. You figure your reduced Roth IRA contribution of $1,340 as follows:

         (1)   Modified AGI = $100,000

         (2)   $100,000 - $95,000 = $5,000

         (3)   $5,000 / $15,000 = .3333

         (4)   $2,000 X .3333 = $667

         (5)   $2,000 - $667 = $1,333

               Rounded up to the nearest $10, your Roth IRA contribution limit is $1,340.

   You can make contributions to a Roth IRA for a year at any time during the year or by the due date of your return for that year (not including extensions). You can make Roth IRA contributions regardless of your age.



   EXCESS CONTRIBUTIONS. If you make contributions which are larger than your contribution limit to a Roth IRA, you will be subject to a 6% penalty tax applied to your excess contributions. Excess contributions are (1) the amount over your contribution limit that you contribute for the current tax year plus (2) any excess contributions for the preceding year reduced by any distributions out of your Roth IRAs for the that year, plus your contribution limit for that year minus contributions to your Roth IRAs for the year. Any contribution that is withdrawn on or before the due date (including extensions) for filing your tax return for the year is treated as an amount not contributed if you also withdraw any earnings on the contributions. Rollover contributions to your Roth IRA from a Traditional IRA or a Roth IRA are not considered contributions for the purpose of determining excess contribution.



                        (3)  ROTH IRA ROLLOVERS AND TRANSFERS



   ROLLOVERS TO ROTH IRAS. You may be able to rollover amounts from either a Traditional IRA or another Roth IRA to a Roth IRA.

   You cannot rollover amounts from a Traditional IRA into a Roth IRA during a year if your modified adjusted gross income (as explained above) for the year is more than $100,000, or if you are married and filing a separate return for the year.

   You can withdraw all or part of the assets from a Traditional IRA and redeposit them (within 60 days) in a Roth IRA. If properly (and timely) rolled over, the 10% additional tax on early withdrawals will not apply. You must roll over into the Roth IRA the same property you received from the Traditional IRA. You can roll over part of the withdrawal from an IRA into a Roth IRA and keep the rest of it. The amount you keep will generally be taxable (except for the part that is considered a return of nondeductible contributions) and may be subject to the 10% tax on early withdrawals.

   Amounts that must be distributed from a Traditional IRA during a particular year under the required distribution rules (discussed above) are not eligible to be rolled over to a Roth IRA. Also, if you inherited a Traditional IRA from someone other than your spouse, you cannot roll it over although you may be able to arrange to do a trustee transfer.

   You must include in your gross income amounts that you withdraw from a Traditional IRA that you would have to include in income if you had not rolled them over into a Roth IRA.

   If you roll over into a Roth IRA an amount you withdraw from a Traditional IRA before 1999, any withdrawal that you must include in income is included ratably over the 4-year period beginning in the year of withdrawal.

   The conversion of a Traditional IRA to a Roth IRA is treated as a rollover from a Traditional IRA into a Roth IRA.



   ROLLOVER FROM A ROTH IRA. You can withdraw all or part of the assets from a Roth IRA and reinvest them (within 60 days) in another Roth IRA. If properly (and timely) rolled over, the 10% additional tax on early withdrawals will not apply. You must roll over into the recipient Roth IRA the same property you received from the first one. You can roll over part of the withdrawal and keep the rest of it. The amount you keep is a distribution.

   You can take a distribution from a Roth IRA and roll part or all of it over into another Roth IRA only once in any 1-year period. The 1-year period begins on the date you receive the distribution, not on the date you roll it over into the recipient Roth IRA.

   TRANSFER  TO  A  ROTH  IRA.   You  can  transfer  contributions  made  to  a
   Traditional IRA into a Roth IRA without having to include them in your gross income if all of the following apply:

         (1) You transfer the contributions by the due date (not including extensions) for filing your federal tax return for the year you made the contributions to the Traditional IRA.

         (2)   You also transfer any earnings on the contributions.

         (3)   You do not claim a deduction for the contributions.



                             (4)  ROTH IRA DISTRIBUTIONS



   DISTRIBUTIONS FROM A ROTH IRA. You do not include qualified distributions from your Roth IRA in your gross income. You may have to include part of other distributions in your income.

   A qualified distribution generally is any payment or distribution:

         (1)   Made on or after the date you reach age 59 1/2,

         (2)   Made because you are disabled,

         (3)   Made to a beneficiary or to your estate after your death, or

         (4)   That is a qualified special purpose distribution.

   A distribution is not a qualified distribution if either of the following applies:

         (1) It is made within the 5-tax-year period beginning with the first tax year for which a contribution was made to the Roth IRA set up for your benefit.

         (2) In the case of a distribution allocable to an allowable rollover from an IRA other than a Roth IRA (or income earned on the amount rolled over), it is made within the 5-tax-year period beginning with the tax year in which you made the rollover contribution.

   A qualified special purpose distribution is a qualified first-time homebuyer distribution used to buy, build, or rebuild the main home of a first-time homebuyer who is either the person for whom the Roth IRA was set up, the spouse of that person, or the child, grandchild, or ancestor of that person or that person's spouse.

   You are not required to take distributions from your Roth IRA at any particular age.



   TAXATION OF ROTH IRA DISTRIBUTIONS. Part of any distribution that is not a qualified distribution may be taxable. To figure the taxable part, add the distribution to all previous distributions from the Roth IRA. Subtract from that total all contributions made to the Roth IRA. The result, if greater than zero, is the taxable part of the distribution.

   For this purpose, all your Roth IRAs are treated as one account.



             III. MONETTA FUNDS EDUCATION INDIVIDUAL RETIREMENT ACCOUNTS



                     (1)  ELIGIBILITY FOR EDUCATION IRA



   Beginning in 1998, you may be able to contribute to up to $500 each year to an Education individual retirement account ("Education IRA") for a child under age 18. The $500 limit applies to all of a child's Education IRA contributions from all sources for a tax year. Contributions to an Education IRA are not deductible. All contributions to an Education IRA must be made in cash before the beneficiary reaches age 18. Amounts deposited in an Education IRA grow tax free until distributed.

   Any individual (including the child) can contribute to a child's Education IRA if the individual's modified adjusted gross income is not more than $110,000 ($160,000 on a joint return). The $500 maximum contribution for each child is gradually reduced if the individual's modified adjusted gross income is between $95,000 and $110,000 (between $150,000 and $160,000 on a joint return).

   No contributions can be made to an Education IRA on behalf of a beneficiary if any amount is contributed during the tax year to a qualified state tuition program on behalf of the same child.

   If your modified adjusted gross income is between $95,000 and $110,000 (between $150,000 and $160,000 for married taxpayers filing jointly), the $500 maximum contribution for each child is gradually reduced. If your modified adjusted income is $110,000 or more ($160,000 or more for married taxpayers filing jointly), you cannot contribute to anyone's Education IRA.

         EXAMPLE.   Paul,  a  single  individual,  had modified adjusted  gross income of $96,500 for the year. For Paul, the maximum contribution for each child is reduced to $450, calculated as follows:

               (1)   $96,500 - $95,000 = $1500

               (2)   $1,500 * $15,000 = 10% (denominator $10,000 for
                                              married persons filing jointly)

               (3)   10% X $500 = $50

               (4) $500 - $50 = $450 Paul's maximum contribution for each child

   Your modified adjusted gross income for the purpose of determining the maximum contribution limit is the adjusted gross income shown on your federal income tax return, increased by the following exclusions from your income:

         (1) Foreign earned income of U.S. citizens or residents living abroad.

         (2)   Housing costs of U.S. Citizens or residents living abroad.

         (3) Income from sources within: Puerto Rico, Guam, American Samoa, or The Northern Mariana Islands.



   EXCESS CONTRIBUTIONS.  A 6% penalty tax applies to:

         (1) Contributions that are more than $500 to an Education IRA for the tax year for a designated beneficiary, and

         (2) Any contributions to the Education IRA if any amount is also contributed to a qualified state tuition program on behalf of the same beneficiary in the same tax year.

   The penalty does not apply if the excess contributions (and any earnings on them) are withdrawn before the tax return for the year is due.



                          (2)  EDUCATION IRA DISTRIBUTIONS



   If, for a year withdrawals from an Education IRA are not more than a child's qualified higher education expenses at an eligible educational institution, the child will not owe federal income tax on the withdrawals. Qualified higher education expenses are expenses for: (1) tuition, (2) fees, (3) books, (4) supplies and (5) equipment. The term also includes: amounts contributed to a qualified state tuition program (See IRS Publication 525) and room and board if the designated beneficiary is at least a half-time student at an eligible educational institution. A student is enrolled as least half-time if he or she is enrolled for at least half the full time academic workload for the course of study the student is pursuing as determined under the standards of the institution where the student is enrolled. Room and board is limited to the school's posted room and board charge for students living on-campus, or $2,500 each year for students living off-campus and not at home.

   An eligible educational institution is any college, university, vocational school, or other postsecondary educational institution eligible to participate in the student aid programs administered by the Department of Education. It includes virtually any accredited public, nonprofit, or proprietary (privately owned profit-making) postsecondary institution.

   Any balance remaining in an Education IRA when the designated beneficiary attains age 30 must be distributed to the designated beneficiary within 30 days of such date.



                     (3)  TAXATION OF EDUCATION IRA DISTRIBUTION



   Generally, if the total withdrawals for a tax year are more than the qualified higher education expense, a portion of the amount withdrawn is taxable to the beneficiary.

   The taxable portion is the amount that represents earnings that have accumulated tax free in the account. Calculate the taxable amount as shown in the following steps.

         (1) Multiply the amount withdrawn by a fraction, the numerator of which is the total contributions in the account and the denominator of which is the total balance in the account before the withdrawal(s).

         (2)   Subtract  the  amount figured  in  (1)  from  the  total  amount
               withdrawn during  the  year.   This  is  the  amount of earnings
               included in the withdrawals(s).

         (3) Multiply the amount of earnings figured in (2) by a fraction, the numerator of which is the qualified higher education expenses paid during the year and the denominator of which is the total amount withdrawn during the year.

         (4)   Subtract the amount  figured  in  (3) from the amount figured in
               (2).  This is the amount the beneficiary must include in income.

         EXAMPLE. You receive a $6,000 distribution from an Education IRA to which $10,000 has been contributed. The balance in the Education IRA before the withdrawal was $12,000. You had $4,500 of qualified higher education expenses for the year. Using the steps above, figure the taxable portion of your withdrawal as follows.

               (1)   $6,000 X $10,000 * $12,000 = $5,000

               (2)   $6,000 - $5,000 = $1,000

               (3)   $1,000 X $4,500 * $6,000 = $750

               (4) $1,000 - $750 = $250 that you must include in income as withdrawn earnings not used for the expenses of higher education.

Generally, if you receive a taxable distribution, you must pay a 10% additional tax on the amount included in income. However, the 10% additional tax does not apply to distributions that are:

         (1) Made to the designated beneficiary of the Education IRA or to the estate of the designated beneficiary on or after the death of the designated beneficiary.

         (2)   Made because the designated beneficiary is disabled.

         (3) Made because the designated beneficiary received a qualified scholarship excludable from gross income, an educational assistance allowance, or payment for the designated beneficiary's educational expenses that is excludable from gross income under any law of the United States to the extent the distribution is not more than the scholarship, allowance, or payment.

   The 10% additional tax also does not apply to a distribution that is a return of an excess contribution. For the additional tax not to apply, the distribution must be made before the due date of the contributor's tax return (including extensions) and it must include any net income attributable to that contribution. That net income also must be included in the contributor's gross income for the tax year the contribution was made.



                         (4)  ROLLOVERS AND OTHER TRANSFERS



   Any amount withdrawn from an Education IRA and rolled over to another Education IRA for the benefit of the same designated beneficiary or certain members of the designated beneficiary's family is not taxable. An amount is rolled over if it is paid to another Education IRA within 60 days after the date of the withdrawal. Only one rollover per Education IRA is allowed during a 12-month period ending on the date of the payment or distribution.

   The designated beneficiary can be changed from one child to a member of that child's family without triggering any tax consequences as provided in the Education IRA. Members of the designated beneficiary's family include the designated beneficiary's:

         (1)   Children and their descendants.

         (2)   Stepchildren and their descendants.

         (3)   Brothers and sisters and their children.

         (4)   Parents and grandparents.

         (5)   Stepparents.

         (6)   Spouses of all the family members listed above.

   The transfer of a designated beneficiary's interest in an Education IRA to his or her spouse or former spouse under a divorce or separation instrument is not a taxable transfer. After such a transfer, the interest will be treated as an Education IRA in which the spouse or former spouse is the designated beneficiary.

   The tax treatment of transfers because of the designated beneficiary's death depends on whether you are the surviving spouse or another designated beneficiary. If your spouse was a designated beneficiary of an Education IRA and you receive the Education IRA as a result of the death of your spouse, you can treat the Education IRA as your own. If you are someone other than the surviving spouse and you receive an Education IRA as the result of the death of the IRA holder, the distribution to you is taxable at its fair market value. You cannot treat the Education IRA as your own.

   The Hope credit and lifetime learning credit cannot be claimed for a student's qualified higher education expenses in the same tax year in which the student takes a tax-free withdrawal from an Education IRA. However, the student may waive the tax-free treatment of the Education IRA distribution and elect to pay any tax that would otherwise be owed on the distribution so that the student or the student's parents may claim a Hope credit or lifetime learning credit for qualified higher education expenses paid in the same tax year.



                  IV. INVESTMENT AND HOLDING OF IRA CONTRIBUTIONS



   Contributions to your IRA, and the earnings thereon, are invested in shares of the Monetta Fund, the Monetta Small-Cap Equity Fund, the Monetta Mid-Cap Equity Fund, the Monetta Large-Cap Equity Fund, the Monetta Balanced Fund, the Monetta Intermediate Bond Fund, or the Monetta Government Money Market Fund (collectively "the Funds") according to the directions you give the Custodian.

   The assets in your account are held in a custodial account exclusively for your benefit and the benefit of such beneficiaries as you may designate in writing delivered to the Custodian. The balance in your IRA represents a separate account which is clearly identified as your property and generally may not be combined for investment with the property of another individual. Your right to the entire balance in your account is nonforfeitable. No part of the assets of your account may be invested in life insurance contracts or in collectibles, such as works of art, antiques, coins, stamps, etc.

                                  V. MISCELLANEOUS


   FEDERAL INCOME TAX WITHHOLDING. Taxable from an IRA to the covered individual or to a beneficiary are subject to Federal income tax withholding unless the covered individual or beneficiary elects to have no withholding apply. The current withholding rate required by the Internal Revenue Code is 10%. Additional information concerning withholding and election forms will be available no later than at the time a distribution is requested.

   FEDERAL ESTATE AND GIFT TAXES. Generally, your IRA will be included in your estate for Federal estate tax purposes. If your spouse is your beneficiary, your IRA may qualify for a deduction for purposes of that tax. An election under an IRA to have a distribution payable to a beneficiary on the death of the covered individual will not be treated as a gift subject to Federal gift tax.

   REPORTS TO THE INTERNAL REVENUE SERVICE. You are not required to file Form 5329 with the IRS unless you owe one of the IRA penalty taxes. These are the taxes on excess contributions, premature distributions, prohibited transactions, and under distributions after age 70 1/2 which may apply to your IRA.

   FINANCIAL INFORMATION. The growth in value of the mutual fund shares held in your account can neither be guaranteed nor projected.

   PLAN SPONSOR.   Monetta  Fund  and  Monetta  Trust  are  the sponsors of the
   Monetta IRA and perform most of the ministerial functions in connection with the maintenance of the accounts established under the Monetta IRA.

   CUSTODIAN FEES. Firstar Trust Company, as the Custodian of your IRA, currently charges an annual maintenance fee of $12.50 per account, per fund, in which you have an investment. You should refer to the fee schedule for other fees which may be applicable. Note that IRAs for spouses require separate accounts, even if only one spouse makes the contributions. Each spouse's account is subject to the above fees.

   The $12.50 annual maintenance fee will be deducted from your account if not paid before October 15. No maintenance fee will be charged the first year if the account is opened between November 1 and December 31 of that year.

   The Custodian may change any of the above fees from time to time.


   REQUIREMENTS FOR AN IRA. An IRA must be a trust or custodial account created in the United States for the exclusive benefit of the depositor and his beneficiaries, and the trust or custodial account agreement must meet the following requirements: (1) annual contributions must be limited as described above, (2) the trustee or custodian must either be a bank or another financial institution that has been approved by the IRS, (3) no part of the IRA can be invested in life insurance contracts, (4) the interest of the depositor must be nonforfeitable, (5) the assets of the IRA cannot be commingled with other property except in a common trust fund or common investment fund, and (6) the IRA must satisfy the minimum distribution requirements summarized above. The Monetta Traditional IRA is in the form of IRS Form 5305-A, which is automatically deemed acceptable by the IRS as to form. The Monetta Funds Roth Individual Retirement Custodial Account uses IRS Form 5305-RA and the Monetta Funds Education Individual Retirement Custodial Account uses IRS Form 5305-EA. The approval by the IRS relates only to the form of the account and not to the merits of using the account as a retirement plan. An employer that wants to establish a Monetta Funds SEP-IRA or a SIMPLE-IRA may obtain the applicable IRS Forms by calling 1-800-MONETTA.



   ADDITIONAL INFORMATION. You may obtain additional information regarding the taxation of IRAs from any district office of the Internal Revenue Service.

                                                                    Form 5305A

                                                                (January 1998)

                                                    Department of the Treasury
                                                      Internal Revenue Service

                     MONETTA FUNDS INDIVIDUAL RETIREMENT
                              CUSTODIAL ACCOUNT
              (Under Section 408(a) of the Internal Revenue Code)

                                (January 1998)



                                     I



   The Custodian may accept additional cash contributions on behalf of the Depositor for a tax year of the Depositor. The total cash contributions are limited to $2,000 for the tax year unless the contribution is a rollover contribution described in section 402(c), 403(a)(4), 403(b)(8), 408(d)(3), or an employer contribution to a simplified employee pension plan as described in section 408(k).



                                    II


   The Depositor's interest in the balance in the custodial account is nonforfeitable.


                                    III


      1. No part of the custodial funds may be invested in life insurance contracts, nor may the assets of the custodial account be commingled with other property except in a common trust fund or common investment fund (within the meaning of section 408(a)(5)).


      2. No part of the custodial funds may be invested in collectibles (within the meaning of section 408(m)) except as otherwise permitted by section 408(m)(3), which provides an exception for certain gold, silver, and platinum coins, coins issued under the laws of any state, and certain bullion.



                                    IV


      1. Notwithstanding any provision of this agreement to the contrary, the distribution of the Depositor's interest in the custodial account shall be made in accordance with the following requirements and shall otherwise comply with section 408(a)(6) and Proposed Regulations section 1.408-8, including the incidental death benefit provisions of Proposed Regulations section 1.401(a)(9)-2, the provisions of which are incorporated by reference.

      2. Unless otherwise elected by the time distributions are required to begin to the Depositor under paragraph 3 or to the surviving spouse under paragraph 4, other than in the case of a life annuity, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Depositor and the surviving spouse and shall apply to all subsequent years. The life expectancy of a nonspouse beneficiary may not be recalculated.

      3. The Depositor's entire interest in the custodial account must be, or begin to be, distributed by the Depositor's required beginning date, (April 1 following the calendar year end in which the Depositor reaches age 70 1/2). By that date, the Depositor may elect, in a manner acceptable to the Custodian, to have the balance in the custodial account distributed in:

      (a) A single sum payment.

      (b) An annuity contract that provides equal or substantially equal monthly, quarterly, or annual payments over the life of the Depositor.

      (c) An annuity contract that provides equal or substantially equal monthly, quarterly, or annual payments over the joint and last survivor lives of the Depositor and his or her designated beneficiary.

      (d) Equal or substantially equal annual payments over a specified period that may not be longer than the Depositor's life expectancy.

      (e) Equal or substantially equal annual payments over a specified period that may not be longer than the joint life and last survivor expectancy of the Depositor and his or her designated beneficiary.

      4. If the Depositor dies before his or her entire interest is distributed to him or her the entire remaining interest will be distributed as follows:

      (a) If the Depositor dies on or after distribution of his or her interest has begun, distribution must continue to be made in accordance with paragraph 3.

      (b) If the Depositor dies before distribution of his or her interest has begun, the entire remaining interest will, at the election of the Depositor or if the Depositor has not so elected at the election of the beneficiary or beneficiaries, either

           (i) Be distributed by December 31 of the year containing the fifth anniversary of the Depositor's death, or

          (ii) Be distributed in equal or substantially equal payments over the life or life expectancy of the designated beneficiary or beneficiaries starting by December 31 of the year following the year of the Depositor's death. If, however, the beneficiary is the Depositor's surviving spouse, then this distribution is not required to begin before December 31 of the year in which the Depositor would have turned age 70 1/2.

      (c) Except where distribution in the form of an annuity meeting the requirements of section 408(b)(3) and its related regulations has irrevocably commenced, distributions are treated as having begun on the Depositor's required beginning date, even though payments may actually have been made before that date.

      (d) If the Depositor dies before his or her entire interest has been distributed and if the beneficiary is other than the surviving spouse, no additional cash contributions or rollover contributions may be accepted in the account.

      5. In the case of a distribution over life expectancy in equal or substantially equal annual payments, to determine the minimum annual payment for each year, divide the Depositor's entire Interest in the Custodial account as of the close of business on December 31 of the preceding year by the life expectancy of the Depositor (or the joint life and last survivor expectancy of the Depositor and the Depositor's designated beneficiary, or the life expectancy of the designated beneficiary, whichever applies). In the case of distributions under paragraph 3, determine the initial life expectancy (or joint life and last survivor expectancy) using the attained ages of the Depositor and designated beneficiary as of their birthdays in the year the Depositor reaches age 70 1/2. In the case of a distribution in accordance with paragraph 4(b)(ii), determine life expectancy using the attained age of the designated beneficiary as of the beneficiary's birthday in the year distributions are required to commence.

      6. The owner of two or more individual retirement accounts may use the "alternative method" described in Notice 88-38, 1988-1 C.B. 524 to satisfy the minimum distribution requirements described above. This method permits an individual to satisfy these requirements by taking from one individual retirement account the amount required to satisfy the requirement for another.


                                    V


      1. The Depositor agrees to provide the Custodian with information necessary for the Custodian to prepare any reports required under section 408(i) and Regulations section 1.408-5 and 1.408-6.

      2. The Custodian agrees to submit reports to the Internal Revenue Service and the Depositor prescribed by the Internal Revenue Service.


                                    VI


   Notwithstanding any other articles which may be added or incorporated, the provisions of Articles I through III and this sentence will be controlling. Any additional articles that are not consistent with section 408(a) and related regulations will be invalid.


                                    VII


   This agreement will be amended from time to time to comply with the provisions of the Code and related regulations. Other amendments may be made with the consent of the persons whose signatures appear below.


                                    VIII



      1. Definitions.

      (a) "Custodian" means Firstar Trust Company.

      (b) "Investment Company" shall mean an investment company as defined in Internal Revenue Code Section 851(a), shares of which Monetta Fund or Monetta Trust have agreed to offer for investment under this Account. "Investment Company Shares" or "Shares" shall mean shares of beneficial interest or capital stock of the Investment Company.


      2. Investment of Account Assets.

      (a) Each contribution forwarded by the Depositor to the Custodian shall identify the Depositor's account number and be accompanied by a statement signed by the Depositor identifying the Investment Company Shares in which that contribution is to be invested. The Custodian may return to the Depositor, without liability for interest or any other earnings thereon, any contributions which are not accompanied by adequate account identification or an appropriate signed statement directing investment of those contributions.

      (b) Contributions shall be invested in whole and fractional Investment Company Shares at the price and in the manner in which such shares are then being publicly offered by the Investment Company. All distributions received on Investment Company Shares held in the Custodial Account shall be reinvested in like Shares and credited to such Account. If any distribution of Investment Company Shares may be received at the election of the shareholder in additional like Shares or in cash or other property, the Custodian shall elect to receive such distribution in additional like Investment Company Shares.

      (c) All Investment Company Shares acquired by the Custodian shall be registered in the name of the Custodian or its registered nominee. The Depositor shall be the beneficial owner of all Investment Company Shares held in the Custodial Account and the Custodian shall not vote any of such shares except upon written direction of the Depositor. The Custodian agrees to forward to every Depositor a then current Prospectus, reports, notices, proxies, and related proxy soliciting materials applicable to Investment Company Shares received by the Custodian.

      (d) The Depositor may, at any time, by a manually signed direction delivered to the Custodian, redeem any number of Investment Company Shares held for his account and reinvest the proceeds in the Shares of any other Investment Company. Telephone redemptions and reinvestments shall be done at the price and in the manner in which such Shares are then being redeemed or offered by the respective Investment Companies.

      3. Amendment and Termination.

      (a) Monetta Trust may, with the written approval of the Custodian, amend the Custodial Account in whole or in part (including retroactive amendments) by delivering to the Depositor written notice of such amendment setting forth the substance and effective date of the amendment. The Depositor shall be deemed to have consented to any such amendments not objected to in writing by the Depositor within thirty (30) days of receipt of the notice, provided that no amendment shall cause or permit any part of the assets of the Custodial Account to be diverted to purposes other than for the exclusive benefit of the Depositor or his beneficiaries, nor shall any amendment be made except in accordance with the applicable law and regulations affecting this Custodial Account.

      (b) The Depositor may, at any time, terminate the Custodial Account by delivering to the Custodian a written notice of such termination setting forth the effective date thereof, together with any required withholding information.

      (c) The Custodial Account created by this Agreement shall automatically terminate upon distribution to the Depositor or the beneficiary designated under Paragraph 6 of Article VIII hereof of the entire balance in the Custodial Account.

      (d) The Custodian may be removed by the Depositor at any time upon thirty
(30) days written  notice  to  the  Custodian.   The  Custodian  may  elect  to
terminate the Custodial Account upon thirty (30) days written notice to the Depositor.

      (e) In the event that the assets of any Investment Company in which the Custodial Account is invested are transferred to or acquired by any other investment company or other commingled investment fund which is a permissible investment for an individual retirement account, by merger or otherwise, the Custodian may make such amendments to this Agreement or take such other action as it may determine to be necessary or appropriate to accomplish such transaction and the exchange of Investment Company Shares for shares or other appropriate units of ownership in such successor fund. The consent of the Depositor shall not be required for any such amendment or action, but the Depositor shall be promptly notified thereof and shall have the right to withdraw the funds in the Custodial Account without fee, charge, load, or penalty of any kind.

      4. Taxes and Custodial Fees.

   Any income taxes or other taxes of any kind whatsoever that may be levied or assessed upon or in respect of the assets of the Custodial Account, or the income arising therefrom; any transfer taxes incurred; all other administrative expenses incurred by the Custodian in the performance of its duties, including fees for legal services rendered to the Custodian; and the Custodian's compensation shall be paid from the Custodial Account. Unusual administrative responsibilities not contemplated by the fee schedule will result in such additional charges as will reasonably compensate the Custodian for the services performed.

   The  custodian  fee  listed in the fee schedule  will  be  deducted  by  the
Custodian from the initial contribution received from the Depositor. The annual maintenance fee will be deducted on the last business day in September for each year and enough fund shares will be redeemed to cover this fee. Fees, as listed on the fee schedule, will be deducted from the refund or redemption proceeds at the time of distribution or redemption and the remaining balance will be remitted to the Depositor in the case of distribution or will be reinvested in accordance with the Depositor's instructions.

      5. Reports and Notices.

      (a) The Custodian shall keep adequate records of transactions it is required to perform hereunder. No later than sixty (60) days after the close of each calendar year, or after the Custodian's resignation or removal pursuant to Article VIII, Paragraph 3, the Custodian shall render to Depositor a written report or reports reflecting the transactions effected by it during such period and the assets and liabilities of the Custodial Account at the close of the period.

      (b) All communications or notices required or permitted to be given herein shall be deemed to be given upon receipt by the Custodian at P. O. Box 701, Milwaukee, Wisconsin 53201-0701; the Investment Company and Monetta Fund and/or Monetta Trust at P. O. Box 701, Milwaukee, Wisconsin 53201-0701; or the

Depositor at his most recent address shown in the Custodian's records. The Depositor agrees to advise the Custodian promptly, in writing, of any change of address.

      6. Designation of Beneficiary.

   The Depositor shall have the right, by written notice to the Custodian, to designate a beneficiary or beneficiaries, primary and contingent, to receive any benefit to which such Depositor may be entitled in the event of his death prior to the complete distribution of such benefit. In the event the Depositor has not filed a beneficiary designation or otherwise designated any beneficiaries, or if all beneficiaries shall predecease the Depositor, the following persons shall take as beneficiary in the order named:


      (a) Spouse of the Depositor if living at the time of the Depositor's death;


      (b) If the spouse shall predecease the Depositor, then in equal shares to any children surviving the Depositor and to the descendants then living of a deceased child, by the right of representation, or

      (c) If the Depositor shall leave neither spouse nor descendants surviving, then to the personal representative of the Depositor's estate.

   The determination of the Custodian as to the person entitled to receive any distribution from the Custodial Account following the death of the Depositor, if made in good faith, shall be conclusive and binding on all persons claiming an interest in the Depository Account, provided that nothing provided herein shall be construed to preclude the Custodian from filing an action in the nature of interpleader or other appropriate proceeding in a court of competent jurisdiction to determine the person entitled to receive such distribution. Any expenses incurred by the Custodian in determining the person entitled to receive a distribution from the Custodial Account, including, without limitation, attorneys fees in any such action, shall be reimbursed from the Custodial Account.

      7. Inalienability of Benefits.

   The benefits provided hereunder shall not be subject to alienation, assignment, garnishment, attachment, execution, or levy of any kind and any attempt to cause such benefits to be so subjected shall not be recognized except to the extent as may be required by law.

      8. Rollover Contributions.

   The Custodian may receive rollover contributions as described in section 408(d)(3) or any other applicable provisions of the Code, and regulations promulgated thereunder. If any property is transferred to the Custodian as a rollover contribution, such property shall be sold by the Custodian and the proceeds reinvested as provided in section 2 of this Article VIII. The Custodian reserves the right to refuse to accept any contributions which are not in the form of cash.

      9. Conflict in Provisions.


   To the extent that any of the provisions of Article VIII shall conflict with the provisions of Articles IV, V, or VII, the provisions of Article VIII shall prevail to the extent not inconsistent with Section 408(a) and related regulations.


      10. Status of Depositors.

   Neither the Depositor nor any other person shall have any legal or equitable right against the Custodian or the Investment Company except as provided herein. The Depositor agrees to indemnify and hold the Custodian harmless from and against any liability that the Custodian may incur in the administration of the Account unless arising from the Custodian's own negligence or misconduct.

      11. Loss of Exemption.

   If the Custodian receives notice that the Depositor's Account has lost its tax-exempt status under section 408 of the Code for any reason, including by reason of a transaction prohibited by section 4975 of the Code, the Custodian shall distribute to the Depositor the entire balance in the Account, in cash or in kind, in the sole discretion of the Custodian, no later than 90 days after the date the Custodian receives such notice.

      12. Applicable State Law.

   This Custodial Account shall be construed, administered, and enforced according to the laws of the State of Wisconsin except to the extent Federal law supersedes Wisconsin law.

      13. Distributions to Surviving Spouse.

   If distributions from the Custodial Account are to be made to the Depositor's surviving spouse or to a trust of which the Depositor's surviving spouse is the income beneficiary, the amount which the surviving spouse (or such trust) is entitled to receive in each year shall not be less than the income of the Custodial Account (or of the portion of the Custodial Account with respect to which the surviving spouse or such trust is the beneficiary) for such year, as determined under section 2056(b)(7) of the Code.

      14. Minimum Distributions; Election not to Recalculate Life Expectancies.

   The following provisions supplement the provisions of Article IV with respect to minimum required distributions and shall control over the provisions of Article IV in the event of any inconsistency. All paragraph references in this paragraph 14 are to paragraphs of Article IV unless otherwise provided.

      (a) If the Depositor fails to withdraw the entire balance in the Custodial Account by the April 1 of the year following the year in which he attains age 70 1/2, he shall be deemed to have elected to receive payments under paragraph 3(d) or if he has a designated beneficiary (as determined under Part D of Proposed Regulations section 1.401(a)(9)-1) under paragraph 3(e). A beneficiary shall be deemed to have elected the method described in paragraph 4(b)(ii) if either he withdraws the minimum amount required for the first year under the method described in paragraph 4(b)(ii) and does not specifically elect the method described in paragraph 4(b)(i) by the end of such year, or if the date specified in paragraph 4(b)(i) occurs first and he has not withdrawn the entire balance in the Custodial Account by that time; otherwise, the beneficiary shall be deemed to have elected the method described in paragraph 4(b)(i).

      (b) If there is more than one beneficiary entitled to receive distributions on equal priority upon the death of the Depositor or a prior beneficiary, then, to the extent permitted by Proposed Regulations section 1.401(a)(9)-1, Q&A H-2, and subject to such requirements and limitations as the Custodian may establish, the Custodial Account may be divided into separate accounts for purposes of Article IV and this paragraph.

      (c) Notwithstanding the references to "equal or substantially equal" payments, if the Depositor or a beneficiary is receiving distributions under paragraph 3(d), 3(e), or 4(b)(ii), he may withdraw amounts that exceed the minimum amount required by paragraph 5 in any year, provided that any excess shall not be credited against the minimum amount required to be withdrawn in subsequent years. Withdrawals may also be made at irregular intervals provided that the minimum amount required for each year shall be withdrawn by the last day of such year, except that the minimum amount for the year in which the Depositor attains age 70 1/2, but no subsequent year, may be withdrawn by April 1 of the following year.

      (d) In lieu of the methods of recalculating life expectancies annually as specified in paragraph 2, the Depositor may elect for purposes of paragraph 3(c) or 3(d), and the Depositor's surviving spouse may elect for purposes of paragraph 4(b)(ii), to have his life expectancy, or his and his designated beneficiary's joint and last survivor life expectancy, or the surviving spouse's life expectancy, initially calculated in the year specified in paragraph 5 and thereafter reduced by one year in each subsequent year. All elections described in this paragraph 14(d) shall be made in writing in accordance with procedures established by the Custodian and the Proposed Regulations or successors thereto. Such elections must be made and, if made, shall be irrevocable after the date upon which distributions are required to commence under paragraph 3 or 4(b)(ii).

      (e) All references to the Proposed Regulations section 1.401(a)(9)-1 and 1.401(a)(9)-2 contained in Article IV and this paragraph 14 include the applicable provisions of Proposed Regulations section 1.408-8 applying such Proposed Regulations to individual retirement accounts, any subsequent amendments to any such Proposed Regulations, and the applicable provisions of the permanent Regulations, when issued, all of which are incorporated by reference and shall control over any contrary provision of this Agreement. Reference to specific provisions of the Proposed Regulations shall not be construed to limit reference to other provisions where appropriate in the interpretation of Article IV and this paragraph 14.

THIS PAGE INTENTIONALLY LEFT BLANK

                          MONETTA FUNDS IRA APPLICATION

COMPLETE THIS APPLICATION AND SEND ALONG WITH YOUR CHECK MADE PAYABLE TO FIRSTAR TRUST COMPANY, TO: FIRSTAR TRUST COMPANY, Attn: Monetta Funds, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701.


1. IRA APPLICANT

   Name of Individual:                     Social Security No.:
   -----------------------------------     ----------------------------------
   Street Address:                         Birth Date:
   -----------------------------------     ----------------------------------
   City:                    State:         Zip Code:
   ----------------------   ----------     ------------------
   Home Phone: (   )                       Business Phone: (   )
   ----------------------------------      ----------------------------------

2. CONTRIBUTION IS FOR CURRENT YEAR UNLESS YOU SPECIFY DIFFERENT YEAR BELOW Contribution is for year_____. If no year is indicated, current year will be assumed.


3. CONTRIBUTION TYPE (Check one.  For contributions which are not Regular, see
   Section  I(2)  of the IRA Disclosure Statement for special instructions.)
   A Rollover consists of a qualifying distribution which is paid to you from an employer's qualified plan or from another IRA, to be deposited in your Monetta Traditional IRA within 60 days.

  [ ] Regular   [ ] Rollover    [ ] Transfer    [ ] SEP    [ ] Direct transfer


   If your contribution is a rollover or direct transfer, check one box to indicate the source of the funds: [ ] an employer's qualified plan or an IRA derived from a rollover from such a plan; [ ] an IRA to which you contributed [ ] a SEP-IRA or [ ] a tax-sheltered annuity (403(b)) plan or an IRA derived from a rollover from such a plan

4. INVESTMENT OF CONTRIBUTIONS

   (1) If you do not choose a Fund, all of your contributions will be invested in the Monetta Government Money Market Fund.
   (2) Initial Investment Minimums: $250 Per Fund Account.

   (3) Subsequent Investment Minimums: No minimum.

   (4) There is an Annual Maintenance Fee charged by the Custodian of $12.50 per Fund account. This fee is paid automatically by redeeming
       shares  from  your  account  unless   you   add  the  fee  to  your
       contribution check or enclose a separate check for your fee made payable to Firstar Trust Company. Please see the Plan Booklet for further information on Custodian Fees.

        FUND                                     DOLLAR  AMOUNT TO BE INVESTED

        MONETTA FUND                                        $________
        MONETTA SMALL-CAP EQUITY FUND                       $________
        MONETTA MID-CAP EQUITY FUND                         $________
        MONETTA LARGE-CAP EQUITY FUND                       $________
        MONETTA BALANCED FUND                               $________
        MONETTA INTERMEDIATE BOND FUND                      $________
        MONETTA GOVERNMENT MONEY MARKET FUND                $________
              Total Contributions                           $________
              Total Fees ($12.50 per Fund Account)*         $________
              Total                                         $________


            *Limited to $25.00 per Participant per year


            Application continued on reverse.

5. TELEPHONE EXCHANGE The telephone exchange privilege offered by the Monetta Funds is automatically available unless you check the box below. The exchange privilege authorizes the Funds and their transfer agent to act on telephone instructions from any person to make an exchange.

                  [ ] I do not authorize telephone exchanges

6. BENEFICIARY DESIGNATION   I  hereby   designate   the   following   as   my
   Beneficiary(ies) under my Monetta Funds Individual Retirement Custodial Account (IRA):

   Name                                     Relationship
   ________________________________         ________________________________
   Street Address                           Social Security No.
   ________________________________         _________________________________

   City                    State            Zip Code          Birth Date
   _____________________   __________       ______________    _______________

   Every payment under my Monetta Funds IRA by reason of my death shall be made to my beneficiary if he or she is living at the time of my death. If a beneficiary who is alive at the time of the Depositor's death dies before his or her benefit is distributed, such benefit shall be distributed to the beneficiary's estate.


   A Beneficiary Designation shall be valid only if dated, signed and filed with the Custodian under the Monetta Funds IRA before my death. I understand that I may change my beneficiary designation by completing a "Change of Beneficiary" form that I can obtain by calling 1-800-MONETTA and returning it to the Custodian.


      SIGNATURE OF APPLICANT:


      I hereby adopt the Monetta Funds IRA. I appoint Firstar Trust Company as Custodian and agree to be bound by the provisions of Monetta Funds IRA. I certify that the foregoing information is correct and that I received a copy of the Monetta Funds IRA, the Disclosure Statement relating to the Monetta Funds IRA fees, as well as a copy of the current prospectus(es) of the Fund(s) in which my initial investment is to be made. The terms, provisions and limitations of the Monetta Funds IRA, as amended from time to time, are controlling and shall always govern all rights of myself, my Beneficiaries and all persons claiming under, by or through them, or any of them.




      Date                    Signature of Applicant
      ___________________     ______________________________________________
                 THIS DOCUMENT WILL BE RETAINED BY FIRSTAR TRUST COMPANY.


7.   DEALER INFORMATION

      Dealer Name                   Representative's Name (Last,First,MI)
      __________________________    ________________________________________

      Dealer Head Office            Representative's Branch Office
      __________________________    ________________________________________
      Address                       Address
      __________________________    ________________________________________
      City, State, Zip              City, State, Zip
      __________________________    ________________________________________
      Telephone Number              Telephone Number
      __________________________    ________________________________________
                                    Rep's A.E. Number
                                    ________________________________________


B.N.O______________________
     Internal Use Only

                                                                TRANSFER FORM
                              COMPLETE THIS FORM
                  TO TRANSFER AN EXISTING IRA OR PLAN BALANCE
                            TO A MONETTA FUNDS IRA

PART I (To be completed by investor and mailed to Firstar Trust Company,
        Attention: Monetta Funds, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. If you are opening a new account, enclose a Monetta Funds IRA application.)

TO:   FIRSTAR TRUST COMPANY
                                       IF THIS IS A DIRECT TRANSFER FROM AN
                                       EMPLOYER'S QUALIFIED PLAN, SEE THE
                                       NOTICE ON THE BACK.

The assets received are to be invested in:

[ ] My existing Monetta Fund IRA in________________  Account No._____________
                                    (Fund name)

[ ] My new Monetta IRA. (A signed IRA Application must be completed and returned with this Transfer Form.)

Investor's Name                     Daytime Phone
---------------------------------   -----------------------------------------
Street                              City            State          Zip Code
---------------------------------   -----------------------------------------
Investor's Signature________________________ Date____________________________


TO: NAME OF PRESENT CUSTODIAN/TRUSTEE:
-----------------------------------------------------------------------------

Mutual Fund (if applicable)_________________________ Acct. No._______________

Address_____________________________________________ Phone No._______________
        Street
       __________________________     _____________  ________________________
        City                          State          Zip Code

Present Custodian/Trustee:

I have established an account under the Monetta Funds Individual Retirement
 Account. Please transfer the assets (cash only) indicated below to
 Firstar Trust Company as successor custodian.
 [ ] All Assets   [ ] $_________ only   [ ] At maturity date of______________

 [ ] Immediately (I am aware of any penalties which may occur)
_____________________________________________________________________________


PART II                 (To be completed by Firstar Trust Company)

TO: THE ABOVE-NAMED CUSTODIAN/TRUSTEE:

Firstar Trust Company accepts its appointment as custodian for the above account. Please forward a check, as directed above by the investor, payable to:

Monetta Funds
Firstar Trust Company, FBO______________________________

Mail check and accompanying documents, if any, to:
Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701

                            FIRSTAR TRUST COMPANY


                         IMPORTANT NOTICE

TO RECIPIENTS OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS:

If your IRA account with us is to be funded by the rollover of a distribution from your employer's qualified retirement plan, the law requires that 20% of your distribution eligible for rollover be withheld for tax purposes unless the distribution is made payable directly to the custodian of your rollover IRA or another qualified plan.

If you are about to receive a distribution from your employer plan which is eligible for rollover, that distribution may take one of these three forms:

1. Your employer or plan trustee may deliver a check to you. If so, make sure the check is payable as follows:

      Monetta Funds
      Firstar Trust Company, Custodian
      A/O____________________________ IRA Rollover
            (your name)

  and deliver it along with a completed application to the following:

      FIRSTAR TRUST COMPANY
      P. O. BOX 701
      MILWAUKEE, WI 53201

2. Your employer or plan trustee may forward your distribution directly to us. If this occurs, follow the same instructions as above.

3. If your employer requires that an account is opened before sending the check, make sure that you have sent a completed application to Firstar Trust Company with the indication that you are about to receive a rollover.

4. If your employer will be wiring funds to Firstar Trust Company, the wiring instructions are as follows:

Firstar Bank Milwaukee, N.A.         FOR FURTHER CREDIT TO:
ABA No. 0750-00022                         MONETTA FUNDS



FOR CREDIT TO:
    FIRSTAR TRUST COMPANY ________________________________
                            (Your Name)
    Account No. 112-952-137_______________________________
                            (Account Number)

                                                      Form 5305-RA
                                                      (January 1998)
                                                      Department of
                                                      Internal Revenue Service



                    MONETTA FUNDS ROTH INDIVIDUAL
                     RETIREMENT CUSTODIAL ACCOUNT
                    (Under Section 408A of the Internal Revenue Code)
                          (January 1, 1998)



                                      ARTICLE I

  I. If this Roth IRA is not designated as a Roth Conversion IRA, then, except in the case of a rollover contribution described in section 408A(e), the custodian will accept only cash contributions and only up to a maximum amount of $2,000 for any tax year of the depositor.

  II. If this Roth IRA is designated as a Roth Conversion IRA, no contributions other than IRA Conversion Contributions made during the same tax year will be accepted.



                                     ARTICLE II

      The $2,000 limit described in Article I is gradually reduced to $0 between certain levels of adjusted gross income (AGI). For a single depositor, the $2,000 annual contribution is phased out between AGI of $95,000 and $110,000; for a married depositor who files jointly, between AGI of $150,000 and $160,000; and for a married depositor who files separately, between $0 and $10,000. In the case of a conversion, the custodian will not accept IRA Conversion Contributions in a tax year if the depositor's AGI for that tax year exceeds $100,000 or if the depositor is married and files a separate return. Adjusted gross income is defined in section 408A(c)(3) and does not include IRA Conversion Contributions.



                                     ARTICLE III

      The depositor's interest in the balance in the custodial account is nonforfeitable.



                                      ARTICLE IV

  III. No part of the custodial funds may be invested in life insurance contracts, nor may the assets of the custodial account be commingled with other property except in a common trust fund or common investment fund (within the meaning of section 408(a)(5)).

  IV. No part of the custodial funds may be invested in collectibles (within the meaning of section 408(m)) except as otherwise permitted by section 408(m)(3), which provides an exception for certain gold, silver, and platinum coins, coins issued under the laws of any state, and certain bullion.



                                      ARTICLE V

  V. If the depositor dies before his or her entire interest is distributed to him or her and the depositor's surviving spouse is not the sole beneficiary, the entire remaining interest will, at the election of the depositor or, if the depositor has not so elected, at the election of the beneficiary or beneficiaries, either:

      1. Be distributed by December 31 of the year containing the fifth anniversary of the depositor's death, or

      2.  Be  distributed  over  the  life  expectancy   of   the  designated
beneficiary starting no later than December 31 of the year following the year of the depositor's death.

If distributions do not begin by the date described in (b), distribution method
(a) will apply.

  VI. In the case of distribution method 1(b) above, to determine the minimum annual payment for each year, divide the depositor's entire interest in the custodial account as of the close of business on December 31 of the preceding year by the life expectancy of the designated beneficiary using the attained age of the designated beneficiary as of the beneficiary's birthday in the year distributions are required to commence and subtract 1 for each subsequent year.

  VII. If the depositor's spouse is the sole beneficiary on the depositor's date of death, such spouse will then be treated as the depositor.

                                     ARTICLE VI

  VIII. The depositor agrees to provide the custodian with information necessary for the custodian to prepare any reports required under sections 408(i) and 408A(d)(3)(E), Regulations sections 1.408-5 and 1.408-6, and under guidance published by the Internal Revenue Service.

  IX. The custodian agrees to submit reports to the Internal Revenue Service and the depositor prescribed by the Internal Revenue Service.



                                     ARTICLE VII

      Notwithstanding any other articles which may be added or incorporated, the provisions of Articles I through IV and this sentence will be controlling. Any additional articles that are not consistent with section 408A, the related regulations, and other published guidance will be invalid.



                                    ARTICLE VIII

      This agreement will be amended from time to time to comply with the provisions of the Code, related regulations, and other published guidance. Other amendments may be made with the consent of the persons whose signatures appear below.



                                     ARTICLE IX

  X.  Definitions.

      1. "Custodian" means Firstar Trust Company.

      2. "Investment Company" shall mean an investment company as defined in Internal Revenue Code Section 851(a), shares of which Monetta Fund or Monetta Trust have agreed to offer for investment under this Account. "Investment Company Shares" or "Shares" shall mean shares of beneficial interest or capital stock of the Investment Company.

      3. "Roth Conversion  IRA."   A  Roth  Conversion  IRA is a Roth IRA that
accepts only IRA Conversion Contributions made during the same tax year.

      4. "IRA Conversion Contributions." IRA Conversion Contributions are amounts rolled over, transferred, or considered transferred from a nonRoth IRA to a Roth IRA. A nonRoth IRA is an individual retirement account or annuity described in section 408(a) and 408(b), other than a Roth IRA.

  XI. Investment of Account Assets.

      1. Each contribution forwarded by the Depositor to the Custodian shall identify the Depositor's account number and be accompanied by a statement signed by the Depositor identifying the Investment Company Shares in which that contribution is to be invested. The Custodian may return to the Depositor, without liability for interest thereon, any contributions which are not accompanied by adequate account identification or an appropriate signed statement directing investment of those contributions.

      2. Contributions shall be invested in whole and fractional Investment Company Shares at the price and in the manner in which such shares are then being publicly offered by the Investment Company. All distributions received on Investment Company Shares held in the Custodial Account shall be reinvested in like Shares and credited to such Account. If any distribution of Investment Company Shares may be received at the election of the shareholder in additional like Shares or in cash or other property, the Custodian shall elect to receive such distribution in additional like Investment Company Shares.

      3. All Investment Company Shares acquired by the Custodian shall be registered in the name of the Custodian or its registered nominee. The Depositor shall be the beneficial owner of all Investment Company Shares held in the Custodial Account and the Custodian shall not vote any of such shares, except upon written direction of the Depositor. The Custodian agrees to forward to every Depositor a then current Prospectus, reports, notices, proxies and related proxy soliciting materials applicable to Investment Company Shares received by the Custodian.

      4. The Depositor may at any time, by a manually signed direction delivered to the Custodian, redeem any number of Investment Company Shares held for his account and reinvest the proceeds in the Shares of any other Investment Company. Telephone redemptions and reinvestments shall be done at the price and in the manner in which such Shares are then being redeemed or offered by the respective Investment Companies.

  XII. Amendment and Termination.

      1. Monetta Trust may, with the written approval of the Custodian, amend the Custodial Account in whole or in part (including retroactive amendments) by delivering to the Depositor written notice of such amendment setting forth the substance and effective date of the amendment. The Depositor shall be deemed to have consented to any such amendments not objected to in writing by the Depositor within thirty (30) days of receipt of the notice, provided that no amendment shall cause or permit any part of the assets of the Custodial Account to be diverted to purposes other than for the exclusive benefit of the Depositor or his beneficiaries, nor shall any amendment be made except in accordance with the applicable law and regulations affecting this Custodial Account.

      2. The Depositor may at any time terminate the Custodial Account by delivering to the Custodian a written notice of such termination setting forth the effective date thereof, together with any required withholding information.

      3. The Custodial Account created by this Agreement shall automatically terminate upon distribution to the Depositor or the beneficiary designated under Paragraph 6 of Article IX hereof of the entire balance in the Custodial Account.

      4. The Custodian may be removed by the Depositor at any time upon thirty
(30)  days  written  notice  to  the  Custodian.   The  Custodian may elect  to
terminate the Custodial Account upon thirty (30) days written notice to the Depositor.

      5. In the event that the assets of any Investment Company in which the Custodial Account is invested are transferred to or acquired by any other investment company or other commingled investment fund which is a permissible investment for an individual retirement account, by merger or otherwise, the Custodian may make such amendments to this Agreement, or take such other action, as it may determine to be necessary or appropriate to accomplish such transaction and the exchange of Investment Company Shares for shares or other appropriate units of ownership in such successor fund. The consent of the Depositor shall not be required for any such amendment or action, but the Depositor shall be promptly notified thereof, and shall have the right to withdraw the funds in the Custodial Account without fee, charge, load or penalty of any kind.

  XIII. Taxes and Custodial Fees.

      Any income taxes or other taxes of any kind whatsoever that may be levied or assessed upon or in respect of the assets of the Custodial Account, or the income arising therefrom, any transfer taxes incurred, all other administrative expenses incurred by the Custodian in the performance of its duties, including fees for legal services rendered to the Custodian, and the Custodian's compensation, shall be paid from the Custodial Account. Unusual administrative responsibilities not contemplated by the fee schedule will result in such additional charges as will reasonably compensate the Custodian for the services performed.

      The custodian fee listed in the fee schedule will be deducted by the Custodian from the initial contribution received from the Depositor. The annual maintenance fee will be deducted on the last business day in September for each year and enough fund shares will be redeemed to cover this fee. Fees as listed on the fee schedule will be deducted from the refund or redemption proceeds at the time of distribution or redemption and the remaining balance will be remitted to the Depositor in the case of distribution, or will be reinvested in accordance with the Depositor's instructions.

  XIV. Reports and Notices.

      1. The Custodian shall keep adequate records of transactions it is required to perform hereunder. No later than sixty (60) days after the close of each calendar year, or after the Custodian's resignation or removal pursuant to Article IX, paragraph 3, the Custodian shall render to Depositor a written report or reports reflecting the transactions effected by it during such period and the assets and liabilities of the Custodial Account at the close of the period.

      2. All communications or notices required or permitted to be given herein shall be deemed to be given upon receipt by the Custodian at P.O. Box 701, Milwaukee, Wisconsin 53201-0701, the Investment Company and Monetta Fund and/or Monetta Trust at P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or the Depositor at his most recent address shown in the Custodian's records. The Depositor agrees to advise the Custodian promptly, in writing, of any change of address.

  XV. Designation of Beneficiary.

      The Depositor shall have the right, by written notice to the Custodian, to designate a beneficiary or beneficiaries, primary and contingent, to receive any benefit to which such Depositor may be entitled in the event of his death prior to the complete distribution of such benefit. In the event the Depositor has not filed a beneficiary designation or otherwise designated any beneficiaries, or if all beneficiaries shall predecease the Depositor, the following persons shall take as beneficiary in the order named:

  1. Spouse of the Depositor if living at the time of the Depositor's death;

  2. If the spouse shall predecease the Depositor, then in equal shares to any children surviving the Depositor and to the descendants then living of a deceased child, by the right of representation, or

  3. If the Depositor shall leave neither spouse nor descendants surviving, then to the personal representative of the Depositor's estate.

      The determination of the Custodian as to the person entitled to receive any distribution from the Custodial Account following the death of the Depositor, if made in good faith, shall be conclusive and binding on all persons claiming an interest in the Depository Account, provided that nothing provided herein shall be construed to preclude the Custodian from filing an action in the nature of interpleader or other appropriate proceeding in a court of competent jurisdiction to determine the person entitled to receive such distribution. Any expenses incurred by the Custodian in determining the person entitled to receive a distribution from the Custodial Account, including, without limitation, attorneys fees in any such action, shall be reimbursed from the Custodial Account.

  XVI. Inalienability of Benefits.

The benefits provided hereunder shall not be subject to alienation, assignment, garnishment, attachment, execution or levy of any kind and any attempt to cause such benefits to be so subjected shall not be recognized except to the extent as may be required by law.

  XVII. Rollover Contributions.

      The   Custodian  may  receive  rollover  contributions  as  described  in section 408A(e) or any other applicable provisions of the Code, and regulations promulgated thereunder. If any property is transferred to the Custodian as a rollover contribution, such property shall be sold by the Custodian and the proceeds reinvested as provided in section 2 of this Article IX. The Custodian reserves the right to refuse to accept any contributions which are not in the form of cash.

  XVIII. Conflict in Provisions.

      To the extent that any of the provisions of Article IX shall conflict with the provisions of Articles V, VI, or VIII, the provisions of Article IX shall prevail.

  XIX. Status of Depositors.

      Neither the Depositor nor any other person shall have any legal or equitable right against the Custodian or the Investment Company except as provided herein. The Depositor agrees to indemnify and hold the Custodian harmless from and against any liability that the Custodian may incur in the administration of the Account unless arising from the Custodian's own negligence or misconduct.

  XX. Loss of Exemption.

      If the Custodian receives notice that the Depositor's Account has lost its tax-exempt status under section 408A of the Code for any reason, including by reason of a transaction prohibited by section 4975 of the Code, the Custodian shall distribute to the Depositor the entire balance in the Account, in cash or in kind, in the sole discretion of the Custodian no later than 90 days after the date the Custodian receives such notice.

  XXI. Applicable State Law.

      This Custodial Account shall be construed, administered and enforced according to the laws of the State of Wisconsin except to the extent Federal law supersedes Wisconsin law.

  XXII. Distributions to Surviving Spouse.

      If distributions from the Custodial Account are to be made to the Depositor's surviving spouse, or to a trust of which the Depositor's surviving spouse is the income beneficiary, the amount which the surviving spouse (or such trust) is entitled to receive in each year shall not be less than the income of the Custodial Account (or of the portion of the Custodial Account with respect to which the surviving spouse or such trust is the beneficiary) for such year, as determined under section 2056(b)(7) of the Code.

                     MONETTA FUNDS ROTH IRA APPLICATION

COMPLETE THIS APPLICATION AND SEND ALONG WITH YOUR CHECK MADE PAYABLE TO FIRSTAR TRUST COMPANY TO: FIRSTAR TRUST COMPANY, Attn: Monetta Funds, P.O. Box 701, Milwaukee, Wisconsin 53201-0701

1. ROTH IRA APPLICANT

  Name of Individual:_____________________ Social Security No:______________
  Street Address:_________________________ Birth Date:______________________
  City:______________________ State:______ Zip Code:________________________
  Home Phone:(    )_______________________ Business Phone:(   )_____________

2. SPECIFY YEAR FOR WHICH CONTRIBUTION IS MADE.

      Contribution is for year_____.   If no year is indicated, year in which
  Contribution is received by Firstar Trust Company will be assumed.

3. CONTRIBUTION TYPE (Check one. For contributions which are not Regular, see the appropriate section of the IRA Disclosure Statement in the Plan Booklet for special instructions.) A rollover consists of a qualifying distribution which is paid to you from another IRA, to be deposited in your Monetta Roth IRA within 60 days.

  [  ] Regular  [  ] Rollover from Another ROTH IRA
  [  ] IRA Conversion Contribution*
       (Rollover from a nonRoth IRA)

4. INVESTMENT OF CONTRIBUTIONS

  (1) If you do not choose a Fund, all of your contributions will be invested in the Monetta Government Money Market Fund.
  (2) Initial Investment Minimums:  $250 Per Fund Account.
  (3) Subsequent Investment Minimums:  no minimum.
  (4) There is an Annual Maintenance Fee charged by the Custodian of $12.50 per Fund account. This fee is paid automatically by redeeming shares from your account unless you add the fee to your contribution check or enclose a separate check for your fee made payable to Firstar Trust Company. Please see the Plan Booklet for further information on Custodian Fees.

        FUND                                     DOLLAR AMOUNT TO BE INVESTED

        MONETTA FUND                                  $__________
        MONETTA SMALL-CAP EQUITY FUND                 $__________
        MONETTA MID-CAP EQUITY FUND                   $__________
        MONETTA LARGE-CAP EQUITY FUND                 $__________
        MONETTA BALANCED FUND                         $__________
        MONETTA INTERMEDIATE BOND FUND                $__________
        MONETTA GOVERNMENT MONEY MARKET FUN           $__________
            Total Contributions                       $__________
            Total Fees ($12.50 per Fund Account)**    $__________
            Total                                     $__________



* Note that IRA conversion contributions for each tax year must be maintained in a separate Monetta Roth IRA.
**Limited to $25.00 per Participant per year.

5. TELEPHONE EXCHANGE  The telephone exchange privilege offered by the Monetta
  Funds is automatically  available  unless  you  check  the  box  below.   The
  exchange privilege authorizes the Funds and their transfer agent to act on telephone instructions from any person to make an exchange.

                 [  ] I do not authorize telephone exchanges

6. BENEFICIARY DESIGNATION I hereby designate the following as my Beneficiary(ies) under my Monetta Funds Roth Individual Retirement Custodial Account (Roth IRA):


  Name________________________________  Relationship________________________

  Street Address______________________  Social Security No._________________

  City___________________ State_______  Zip Code________ Birth Date_________


     Every payment under my ROTH IRA by reason of my death shall be made to my Beneficiary if he or she is living at the time of my death. If a beneficiary who is alive at the time of the Depositor's death dies before his or her benefit is distributed, such benefit shall be distributed to the beneficiary's estate.

     A Beneficiary Designation shall be valid only if dated, signed and filed with the Custodian under the Roth IRA Custodial Account before my death. I understand that I may change my beneficiary designation by completing a "Change of Beneficiary" form that I can obtain by calling 1-800-MONETTA and returning it to the Custodian.


SIGNATURE OF APPLICANT:


     I hereby adopt the Monetta Funds Roth IRA. I appoint Firstar Trust Company as Custodian and agree to be bound by the provisions of the Monetta Funds Roth IRA. I certify that the foregoing information is correct and that I received a copy of the Monetta Funds Roth IRA, the Disclosure Statement relating to the Monetta Funds Roth IRA fees, as well as a copy of the current prospectus(es) of the Fund(s) in which my initial investment is to be made. The terms, provisions and limitations of the Monetta Funds Roth IRA, as amended from time to time, are controlling and shall always govern all rights of myself, my Beneficiaries and all persons claiming under, by or through them, or any of them.


  Date_________________   Signature of Applicant___________________________

             THIS DOCUMENT WILL BE RETAINED BY FIRSTAR TRUST COMPANY.

7.    DEALER INFORMATION

      Dealer Name                    Representative's Name (Last,First,MI)
      ______________________________ ______________________________________

      Dealer Head Office             Representative's Branch Office
      ______________________________ ___________________________________
      Address                        Address
      ______________________________ ___________________________________
      City, State, Zip               City, State, Zip
      ______________________________ ___________________________________
      Telephone Number               Telephone Number

B.N. 0______________________         ___________________________________
        Internal Use Only            Rep's A.E. Number

TRANSFER FORM

                             COMPLETE THIS FORM
                 TO TRANSFER AN EXISTING IRA OR PLAN BALANCE
                         TO A MONETTA FUNDS ROTH IRA


   PART I
(To  be  completed  by investor and mailed to Firstar Trust Company. Attention:
Monetta Funds, P.O. Box  701,  Milwaukee,  Wisconsin  53201-0701.   If  you are
opening an new account enclose a Monetta Funds IRA application.)

TO:   FIRSTAR TRUST COMPANY:

The assets received are to be invested in:

     [  ]   My  new  Monetta Roth IRA.  (A signed Roth IRA Application must  be completed and returned with this Transfer Form.)

     [  ]   My existing Monetta Fund Roth IRA.



Investor's Name___________________________  Daytime Phone___________________

Street_________________________ City____________ State______ Zip Code_______

Investor's Signature____________________________________ Date_______________

TO:  NAME OF PRESENT CUSTODIAN/TRUSTEE:

_____________________________________________________________________________

Mutual Fund (if applicable)______________________ Acct. No.__________________
Address__________________________________________ Phone No.__________________
        Street
       _________________________________   ______________    ________________
        City                               State             Zip Code

Present Custodian/Trustee:

      I have established an account under the Monetta Funds Roth Individual Retirement Account. Please transfer the assets (cash only) indicated below to Firstar Trust Company as successor custodian.

 [  ]  All Assets  [  ]  $_______ only   [  ] At maturity date of__________
   [  ]  Immediately (I am aware of any penalties which may occur)


PART II (To be completed by Firstar Trust Company)

TO:  THE ABOVE-NAMED CUSTODIAN/TRUSTEE:

    Firstar Trust Company accepts its appointment as custodian for the above account. Please forward a check, as directed above by the investor, payable to:

         Monetta Funds
         Firstar Trust Company, FBO__________________________________

         Mail check and accompanying documents, if any, to:
         Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701

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                                       36

                                                                 FORM 5305-EA
                                                                (JANUARY 1998)
                                                    DEPARTMENT OF THE TREASURY
                                                      INTERNAL REVENUE SERVICE


                  MONETTA FUNDS EDUCATION INDIVIDUAL
                   RETIREMENT CUSTODIAL ACCOUNT
                (Under Section 530 of the Internal Revenue Code)
                            (January 1, 1998)



                                      ARTICLE I

      The custodian may accept additional cash contributions. These contributions may be from the depositor, or from any other individual, for the benefit of the designated beneficiary, provided the designated beneficiary has not attained the age of 18 as of the date such contributions are made. Total contributions that are not rollover contributions described in section 530(d)(5) are limited to a maximum amount of $500 for the taxable year.



                                 ARTICLE II

      The maximum aggregate contribution that an individual may make to the custodial account in any year may not exceed the $500 in total contributions that the custodial account can receive. In addition, the maximum aggregate contribution that an individual may make to the custodial account in any year is phased out for unmarried individuals who have modified adjusted gross income
(AGI) between $95,000 and $110,000 for the year of the contribution and for married individuals who file joint returns with modified AGI between $150,000 and $160,000 for the year of the contribution. Unmarried individuals with modified AGI above $110,000 for the year and married individuals who file joint returns and have modified AGI above $160,000 for the year may not make a contribution for that year. Modified AGI is defined in section 530(c)(2).



                                     ARTICLE III

      No part of the custodial account funds may be invested in life insurance contracts, nor may the assets of the custodial account be commingled with other property except in a common investment fund (within the meaning of section 530(b)(1)(D)).



                                     ARTICLE IV

      1. Any balance to the credit of the designated beneficiary on the date on which such designated beneficiary attains age 30 shall be distributed to the designated beneficiary within 30 days of such date.

      2. Any balance to the credit of the designated beneficiary shall be distributed to the estate of the designated beneficiary within 30 days of the date of such designated beneficiary's death.



                                      ARTICLE V

      The depositor shall have the power to direct the custodian regarding the investment of the above-listed amount assigned to the custodial account
(including earnings thereon) in the investment choices offered by the custodian. The responsible individual, however, shall have the power to redirect the custodian regarding the investment of such amounts, as well as the power to direct the custodian regarding the investment of all additional contributions (including earnings thereon) to the custodial account. In the event that the responsible individual does not direct the custodian regarding the investment of additional contributions (including earnings thereon), the initial investment direction of the depositor also will govern all additional contributions made to the custodial account until such time as the responsible individual otherwise directs the custodian. Unless otherwise provided in this agreement, the responsible individual also shall have the power to direct the custodian regarding the administration, management, and distribution of the account.



                                     ARTICLE VI

      The "responsible individual" named by the depositor shall be a parent or guardian of the designated beneficiary. The custodial account shall have only one responsible individual at any time. If the responsible individual becomes incapacitated or dies while the designated beneficiary is a minor under state law, the successor responsible individual shall be the person named to succeed in that capacity by the preceding responsible individual in a witnessed writing or, if no successor is so named, the successor responsible individual shall be the designated beneficiary's other parent or successor guardian. Unless otherwise directed by checking the option below, at the time that the designated beneficiary attains the age of majority under state law, the designated beneficiary becomes the responsible individual.

      _______ OPTION (THIS PROVISION IS effective only if checked): The responsible individual shall continue to serve as the responsible individual for the custodial account after the designated beneficiary attains the age of majority under state law and until such time as all assets have been distributed from the custodial account and the custodial account terminates. If the responsible individual becomes incapacitated or dies after the designated beneficiary reaches the age of majority under state law, the responsible individual shall be the designated beneficiary.



                                     ARTICLE VII

      The responsible individual ________ may or ________ may not change the beneficiary designated under this agreement to another member of the designated beneficiary's family described in section 529(e)(2) in accordance with the custodian's procedures.



                                    ARTICLE VIII

      1. The depositor agrees to provide the custodian with the information necessary for the custodian to prepare any reports required under section 530(h).

      2. The custodian agrees to submit reports to the Internal Revenue Service and the responsible individual as prescribed by the Internal Revenue Service.



                                     ARTICLE IX

      Notwithstanding any other articles which may be added or incorporated, the provisions of Articles I through IV will be controlling. Any additional articles that are not consistent with section 530 and related regulations will be invalid.



                                      ARTICLE X

      This agreement will be amended from time to time to comply with the provisions of the Code and related regulations. Other amendments may be made with the consent of the depositor and the custodian whose signatures appear below.



                                     ARTICLE XI

  I.  Definitions.

  1. "Custodian" means Firstar Trust Company.

  2. "Depositor" is the person who establishes the custodial account.

  3. "Designated Beneficiary" is the person on whose behalf the custodial account has been established.

  4. "Investment Company" shall mean an investment company as defined in Internal Revenue Code Section 851(a), shares of which Monetta Fund or Monetta Trust have agreed to offer for investment under this Account. "Investment Company Shares" or "Shares" shall mean shares of beneficial interest or capital stock of the Investment Company.

  5. The "Responsible Individual" generally, is a parent or guardian of the designated beneficiary. However, under certain circumstances, the responsible individual may be the designated beneficiary.

  II. Investment of Account Assets.

  1. Subject to Article V, each additional contribution forwarded by the Depositor to the Custodian shall identify the account number and be accompanied by a statement signed by the Depositor. The Custodian may return to the Depositor, without liability for interest thereon, any contributions which are not accompanied by adequate account identification or an appropriate signed statement.

  2. Contributions shall be invested in whole and fractional Investment Company Shares at the price and in the manner in which such shares are then being publicly offered by the Investment Company. All distributions received on Investment Company Shares held in the Custodial Account shall be reinvested in like Shares and credited to such Account. If any distribution of Investment Company Shares may be received at the election of the shareholder in additional like Shares or in cash or other property, the Custodian shall elect to receive such distribution in additional like Investment Company Shares.

  3. All  Investment  Company  Shares  acquired  by  the  Custodian  shall  be registered in the name of the Custodian or its registered nominee. The designated beneficiary shall be the beneficial owner of all Investment Company Shares held in the Custodial Account and the Custodian shall not vote any of such shares except upon written direction of the responsible individual. The Custodian agrees to forward to every responsible individual a then current Prospectus, reports, notices, proxies, and related proxy soliciting materials applicable to Investment Company Shares received by the Custodian.

  4. The responsible individual may, at any time, by a manually signed direction delivered to the Custodian, redeem any number of Investment Company Shares held for the account and reinvest the proceeds in the Shares of any other Investment Company. Telephone redemptions and reinvestments shall be done at the price and in the manner in which such Shares are then being redeemed or offered by the respective Investment Companies.

  III. Amendment and Termination.

  1. Monetta Trust may, with the written approval of the Custodian, amend the Custodial Account in whole or in part (including retroactive amendments) by delivering to the responsible individual written notice of such amendment setting forth the substance and effective date of the amendment. The responsible individual shall be deemed to have consented to any such amendments not objected to in writing by the Depositor within thirty (30) days of receipt of the notice, provided that no amendment shall cause or permit any part of the assets of the Custodial Account to be diverted to purposes other than for the exclusive benefit of the designated beneficiary or his beneficiaries, nor shall any amendment be made except in accordance with the applicable law and regulations affecting this Custodial Account.

  2. The responsible individual may, at any time, terminate the Custodial Account by delivering to the Custodian a written notice of such termination
setting  forth   the   effective  date  thereof,  together  with  any  required
withholding information.

  3. The Custodial Account created by this Agreement shall automatically terminate upon distribution to the designated beneficiary under Article IV hereof of the entire balance in the Custodial Account.

  4. The Custodian may be removed by the responsible individual at any time upon thirty (30) days written notice to the Custodian. The Custodian may elect to terminate the Custodial Account upon thirty (30) days written notice to the responsible individual.

  5. In the event that the assets of any Investment Company in which the Custodial Account is invested are transferred to or acquired by any other investment company or other commingled investment fund which is a permissible investment for an individual retirement account, by merger or otherwise, the Custodian may make such amendments to this Agreement or take such other action as it may determine to be necessary or appropriate to accomplish such transaction and the exchange of Investment Company Shares for shares or other appropriate units of ownership in such successor fund. The consent of the responsible individual shall not be required for any such amendment or action, but the responsible individual shall be promptly notified thereof and shall have the right to withdraw the funds in the Custodial Account without fee, charge, load, or penalty of any kind.

  IV. Taxes and Custodial Fees.

      Any income taxes or other taxes of any kind whatsoever that may be levied or assessed upon or in respect of the assets of the Custodial Account, or the income arising therefrom; any transfer taxes incurred; all other administrative expenses incurred by the Custodian in the performance of its duties, including fees for legal services rendered to the Custodian; and the Custodian's compensation shall be paid from the Custodial Account. Unusual administrative responsibilities not contemplated by the fee schedule will result in such additional charges as will reasonably compensate the Custodian for the services performed.

      The custodian fee listed in the fee schedule will be deducted by the Custodian from the initial contribution received from the Depositor. The annual maintenance fee will be deducted on the last business day in September for each year and enough fund shares will be redeemed to cover this fee. Fees, as listed on the fee schedule, will be deducted from the refund or redemption proceeds at the time of distribution or redemption and the remaining balance will be remitted to the designated beneficiary in the case of distribution or will be reinvested in accordance with the Depositor's or responsible party's, as provided in Article V, instructions.

  V.  Reports and Notices.

  1. The Custodian shall keep adequate records of transactions it is required to perform hereunder. No later than sixty (60) days after the close of each calendar year, or after the Custodian's resignation or removal pursuant to paragraph 3 of Article XI, the Custodian shall render to Depositor a written report or reports reflecting the transactions effected by it during such period and the assets and liabilities of the Custodial Account at the close of the period.

  2. All communications or notices required or permitted to be given herein shall be deemed to be given upon receipt by the Custodian at P. O. Box 701, Milwaukee, Wisconsin 53201-0701; the Investment Company and Monetta Fund and/or Monetta Trust at P. O. Box 701, Milwaukee, Wisconsin 53201-0701; or the Depositor at his most recent address shown in the Custodian's records. The responsible party agrees to advise the Custodian promptly, in writing, of any change of address.

  VI. Entitlement to Distribution.

      Nothing provided herein shall be construed to preclude the Custodian from filing an action in the nature of interpleader or other appropriate proceeding in a court of competent jurisdiction to determine the person entitled to receive such distribution. Any expenses incurred by the Custodian in determining the person entitled to receive a distribution from the Custodial Account, including, without limitation, attorneys fees in any such action, shall be reimbursed from the Custodial Account.

  VII. Inalienability of Benefits.

The benefits provided hereunder shall not be subject to alienation, assignment, garnishment, attachment, execution, or levy of any kind and any attempt to cause such benefits to be so subjected shall not be recognized except to the extent as may be required by law.

  VIII. Rollover Contributions.

      The  Custodian  may  receive   rollover  contributions  as  described  in
section 530(d)(5) or any other applicable provisions of the Code, and regulations promulgated thereunder. If any property is transferred to the Custodian as a rollover contribution, such property shall be sold by the Custodian and the proceeds reinvested as provided in section 2 of this
Article XI. The Custodian reserves the right to refuse to accept any contributions which are not in the form of cash.

  IX. Conflict in Provisions.

      To the extent that any of the provisions of Article XI shall conflict with the provisions of Articles IV, VIII or X, the provisions of Article XI shall prevail.

  X.  Status of Depositors.

      Neither the Depositor nor any other person shall have any legal or equitable right against the Custodian or the Investment Company except as provided herein. The Depositor agrees to indemnify and hold the Custodian harmless from and against any liability that the Custodian may incur in the administration of the Account unless arising from the Custodian's own negligence or misconduct.

  XI. Loss of Exemption.

      If the Custodian receives notice that the Account has lost its tax-exempt status under section 530 of the Code for any reason, including by reason of a transaction prohibited by section 4975 of the Code, the Custodian shall distribute to the Depositor the entire balance in the Account, in cash or in kind, in the sole discretion of the Custodian, no later than 90 days after the date the Custodian receives such notice.

  XII. Applicable State Law.

      This Custodial Account shall be construed, administered, and enforced according to the laws of the State of Wisconsin except to the extent Federal law supersedes Wisconsin law.

  XIII. Identification Numbers

      The depositor's and designated beneficiary's social security numbers will serve as their identification numbers. If the depositor is a nonresident alien and does not have an identification number, write "Foreign" in the block where the number is requested. The designated beneficiary's social security number is the identification number of his or her Education IRA. An employer identification number (EIN) is required only for an Education IRA for which a return is filed to report unrelated business income. An EIN is required for a common fund created for Education IRAs.

                    MONETTA FUNDS EDUCATION IRA APPLICATION

COMPLETE THIS APPLICATION AND SEND ALONG WITH YOUR CHECK MADE PAYABLE TO FIRSTAR TRUST COMPANY, TO: FIRSTAR TRUST COMPANY, Attn: Monetta Funds, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701.

1. EDUCATION IRA DEPOSITOR

  Name of Individual:________________________  Social Security No.:__________
  Street Address:____________________________________________________________
  City:______________________  State:____________  Zip Code:_________________
  Home Phone: (   )______________________  Business Phone: (  )______________
      Check if Ed IRA Rollover   [ ]

2. DESIGNATED BENEFICIARY

  Name of Individual:________________________  Social Security No.:__________
  Street Address:____________________________  Birth Date:___________________
  City:________________________ State:___________  Zip Code:_________________
  Home Phone: (   )____________________  Business Phone: (  )________________

3. RESPONSIBLE INDIVIDUAL

  Name of Individual:________________________  Social Security No.:__________
  Street Address:____________________________________________________________
  City:______________________   State:__________  Zip Code:__________________
  Home Phone: (  )_____________________  Business Phone: (  )________________

      (1) Check here if the responsible individual is permitted to continue as the responsible individual after the designated beneficiary attains the age of majority under state law as provided in Article VI.
      (2) (Complete) The responsible individual_____ may or_____may not change the beneficiary designated under this agreement to another member of the
      designated  beneficiary's   family  described in section 529(e)(2) in
      accordance with the custodian's procedures.

4. CONTRIBUTION IS FOR CURRENT YEAR UNLESS YOU SPECIFY DIFFERENT YEAR BELOW Contribution is for year____. If no year is indicated, the year in which received by Firstar Trust Company will be assumed.

5.  CONTRIBUTION  TYPE  (Check one.   For rollover contributions,   see  the
  appropriate section of the IRA Disclosure Statement in the Plan Booklet for special instructions.) A Rollover consists of a distribution which is paid to you from another Education IRA, to be deposited in your Monetta Education IRA within 60 days.
  [ ] Regular     [ ] Rollover       [ ] Transfer       [ ] Direct transfer

6.  INVESTMENT OF CONTRIBUTIONS

  (1)If you do not choose a Fund, all of your contributions will be invested in the Monetta Government Money Market Fund.
  (2)Initial Investment Minimums: $250 Per Fund Account.
  (3)Subsequent Investment Minimums: no minimum.
  (4)There is an Annual Maintenance Fee charged by the Custodian of $12.50 per Fund account. This fee is paid automatically by redeeming shares from your account unless you add the fee to your contribution check or enclose a separate check for your fee made payable to Firstar Trust Company. Please see the Plan Booklet for further information on Custodian Fees.

               FUND                               DOLLAR AMOUNT TO BE INVESTED

            MONETTA FUND                              $_________
            MONETTA SMALL-CAP EQUITY FUND             $_________
            MONETTA MID-CAP EQUITY FUND               $_________
            MONETTA LARGE-CAP EQUITY FUND             $_________
            MONETTA BALANCED FUND                     $_________
            MONETTA INTERMEDIATE BOND FUND            $_________
            MONETTA GOVERNMENT MONEY MARKET FUND      $_________
              Total Contributions                     $_________
              Total Fees ($12.50 per Fund Account)*   $_________
              Total                                   $_________

            *Limited to $25.00 per Participant

     7.TELEPHONE EXCHANGE The telephone exchange privilege offered by the Monetta Funds is automatically available unless you check the box below. The exchange privilege authorizes the Funds and their transfer agent to act on telephone instructions from any person to make an exchange.

                        [ ] I do not authorize telephone exchanges

SIGNATURE OF DEPOSITOR AND
RESPONSIBLE INDIVIDUAL:

            I hereby adopt the Monetta Funds Education Individual Retirement Custodial Account ("Education IRA"). I appoint Firstar Trust Company as Custodian and agree to be bound by the provisions of the Monetta Education IRA. I certify that the foregoing information is correct and that I received a copy of the Monetta Funds Education IRA, Disclosure Statement relating to the Monetta Funds Education IRA fees, as well as a copy of the current prospectus(es) of the Fund(s) in which my initial investment is to be made. The terms, provisions and limitations of the Education Monetta Funds IRA, as amended from time to time, are controlling and shall always govern all rights of myself, the Designated Beneficiary and all persons claiming under, by or through them, or any of them.


      Date_______________  Signature of Depositor____________________________


      Date_______________  Signature of Responsible Individual_______________

      THIS DOCUMENT WILL BE RETAINED BY FIRSTAR TRUST COMPANY.

      8. DEALER INFORMATION

      Dealer Name                   Representative's Name (Last,First,MI)
      ----------------------------- -----------------------------------------
      Dealer Head Office            Representative's Branch Office
      _____________________________ ___________________________________
      Address                       Address
      _____________________________ ___________________________________
      City, State, Zip              City, State, Zip
      _____________________________ ___________________________________
      Telephone Number              Telephone Number

B.N.0_________________________      ___________________________________
            Internal Use Only       Rep's A.E. Number

TRANSFER FORM

                             COMPLETE THIS FORM
            TO TRANSFER AN EXISTING EDUCATION IRA OR PLAN BALANCE
                      TO A MONETTA FUNDS EDUCATION IRA


   PART I
(To  be  completed  by investor and mailed to Firstar Trust Company. Attention:
Monetta Funds, P.O. Box  701,  Milwaukee,  Wisconsin  53201-0701.   If  you are
opening an new account enclose a Monetta Funds IRA application.)

TO:   FIRSTAR TRUST COMPANY:

The assets received are to be invested in:

     [  ]   An existing  Monetta  Fund  Education  IRA  for  the  benefit  of
            ____________(Acct. No.)

Responsible Party's Name__________________________  Daytime Phone___________

Street______________________ City______________ State_________ Zip Code_____

Responsible Party's Signature______________________________ Date____________


   [  ]   A new  Monetta  Education IRA.  (A signed Education IRA Application must be completed and returned with this Transfer Form.)


Depositor's Name______________________ Daytime Phone_____________________

Street______________________ City___________ State_______ Zip Code_______

Depositor's Signature________________________________  Date______________

TO:  NAME OF PRESENT CUSTODIAN/TRUSTEE:

-----------------------------------------------------------------------------

Mutual Fund (if applicable)_______________________Acct. No.________________

Address___________________________________________Phone No.________________
           Street
       _____________________________  ____________  ______________
        City                           State        Zip Code

Present Custodian/Trustee:

      I   have  established  an  account  under  the  Monetta  Funds  Education
Individual   Retirement  Account.   Please  transfer  the  assets  (cash  only)
indicated below to Firstar Trust Company as successor custodian.

  [  ]  All Assets    [  ]  $_________ only   [  ] At maturity  date of_______

     [  ]  Immediately (I am aware of any penalties which may occur)


   PART II

(To be completed by Firstar Trust Company)


TO:  THE ABOVE-NAMED CUSTODIAN/TRUSTEE:

      Firstar Trust Company accepts its appointment as custodian for the above account. Please forward a check, as directed above by the investor, payable to:

      Firstar Trust Company, FBO__________________________________


      Mail check and accompanying documents, if any, to:
      Firstar Trust Company, P.O. Box 701. Milwaukee, Wisconsin  53201-0701

TABLE OF CONTENTS                                   PAGE

How to Open a Monetta IRA Account                   1
Minimum Contribution                                1
Custodian Fees                                      1
Types of Accounts (General Information)             2
      Traditional IRA                               7
      Roth IRA                                      13
      Education IRA                                 15
Application & Transfer Forms
   Traditional IRA                                  25
      Application                                   27
      Transfer to Existing IRA
   Roth IRA
      Application                                   33
      Transfer Traditional to Roth IRA              35
   Education IRA
      Application                                   41
      Transfer Education IRA                        43

MONETTA FUNDS
1776-A South Naperville Road, Suite 100
Wheaton, Illinois 60187-8133

CUSTODIAN
Firstar Trust Company
P.O. Box 701
Milwaukee, WI 53201-0701

DISTRIBUTOR:
Funds Distributor, Inc.
Boston, Massachusetts 02109


This booklet is authorized for distribution only when preceded or accompanied by a current combined Prospectus of Monetta Fund, Inc., and Monetta Trust.